-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                HIGH INCOME FUND
                              --------------------

ANNUAL REPORT

March 31, 1999

                               --------------------
                                  WHAT'S INSIDE
                               --------------------

                               FROM THE CHAIRMAN
                               Americans benefited from a
                               healthy economy

                               PORTFOLIO MANAGER'S REVIEW
                               High-yield bonds slip as
                               investors seek quality, liquidity

                               FUND INFORMATION
                               Facts and figures

                               PLUS, COMPLETE PORTFOLIO HOLDINGS
                               AND FINANCIAL STATEMENTS

                                                        STATE STREET RESEARCH
----------------------                                  ---------------------
        DALBAR
HONORS COMMITMENT TO:                                        75 YEARS
      INVESTORS
        1998                                            ---------------------
----------------------                                     LASTING VALUES
                                                        ---------------------
   For Excellence                                          LEADING IDEAS
         in
 Shareholder Service
                                                     STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:

In a year marked by market volatility at home and currency upheaval abroad, Americans continued to reap the benefits of a healthy economy. Inflation remained low, unemployment hovered around 4%, wages rose, and prices fell at the gas pump and in the mortgage market. Many Americans took their prosperity to the mall. The holiday season was strong and retail sales rose. However, the nation's savings rate fell below zero.


STOCKS
It was a strong 12 months for the U.S. stock market. A correction late in the summer was short-lived as most segments of the U.S. stock market staged a comeback in the fourth quarter. The Dow Jones Industrial Average pierced the 10,000 mark in the first quarter of 1999, then fell back to close short of the new milestone at the end of the period.

Large-company growth stocks and technology stocks were the strongest performers, led by Internet stocks, which delivered amazing returns. However, gains were concentrated in a narrow band of stocks. Small and medium-sized company stocks continued to lag the market, and the gap between growth stocks and value stocks widened.

BONDS
The bond market benefited from the Federal Reserve Board's three quick interest rate cuts in the fall as the 30-year U.S. Treasury bond yield hit a low of 5.0%. After struggling under the weight of a robust economy, this benchmark yield climbed back up to 5.7% late in the period. Bond prices move in the opposite direction of yields. As a result, the value of U.S. Treasury bonds fell during the period. High-yield "junk" bonds had been weak, but bounced back on the strong economic news to close among the best bond market performers in the first quarter of 1999.

INTERNATIONAL
Foreign markets delivered mixed returns. Expectations surrounding the debut of the euro, the new common currency shared by 11 nations, helped European markets in the first half of this reporting period. But the luster was short-lived. Most European economies are still suffering from the Asian flu, and most European markets stumbled in the first quarter of 1999. Asian emerging markets have started to show some signs of life, while Latin emerging markets remain mired in currency woes. Once again, economists predicted a comeback for Japan, and once again, they were disappointed. However, Japan's stock market managed to deliver a double-digit return, encouraged by corporate restructurings and signs that Japan's central bank is beginning to take steps that could help get the economy back on track.

OUTLOOK AND OPPORTUNITIES
As investors, you may have been unsettled by the market's volatility in the past 12 months. But remember, volatility also creates opportunities. Regardless of the environment, we are confident that our in-depth research can help us uncover good values in companies and markets, both at home and abroad. As always, we will exercise diligence in finding new investments and in monitoring those we already own. Thank you for your confidence in State Street Research.

Sincerely,

[Graphic Omitted]
Ralph F. Verni, Chairman
March 31, 1999

(1) The S&P 500 (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The First Boston High Yield Index is a commonly used measure of high- yield bond performance. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

(2) -3.77% for Class B(1) shares; -3.77% for Class B shares; -3.76% for Class C shares; -2.97% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 4.50% Class A share front-end sales charge, or 5% Class B(1) and Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B (1) was introduced on January 1, 1999.

(4) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5) The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 1999)
--------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON MARCH 31, 1989(3)
(Class A shares, at maximum applicable sales charge)


                                                                 VALUE OF
                                                                ACCOUNT AT
           DATE                                                  YEAR END
           ----                                                  --------

        March 31, 1989                                           $ 9,550
        March 31, 1990                                             8,910
        March 31, 1991                                             9,105
        March 31, 1992                                            11,740
        March 31, 1993                                            13,935
        March 31, 1994                                            15,965
        March 31, 1995                                            16,253
        March 31, 1996                                            18,340
        March 31, 1997                                            20,230
        March 31, 1998                                            24,474
        March 31, 1999                                            23,693

        YIELD
        ---------------------------------------------------------------
        Class A                                                   7.30%
        ---------------------------------------------------------------
        Class B(1)                                                6.86%
        ---------------------------------------------------------------
        Class B                                                   6.95%
        ---------------------------------------------------------------
        Class C                                                   6.94%
        ---------------------------------------------------------------
        Class S                                                   7.95%
        ---------------------------------------------------------------

        Yield is based on the net investment income produced for the 30 days ended March 31, 1999. A high yield could be indicative of high risk bond holdings that have decreased in price because of financial problems of the issuers of the bonds.

        ---------------------------------------------------------------

        AVERAGE ANNUAL TOTAL RETURN
        (at maximum applicable sales charge)(3)(4)(5)
        ----------------------------------------------------------------
                               10 YEARS      5 YEARS           1 YEAR
        ----------------------------------------------------------------
          Class A               9.01%         7.22%             -7.55%
        ----------------------------------------------------------------
          Class B(1)            9.01%         7.12%             -8.04%
        ----------------------------------------------------------------
          Class B               9.01%         7.12%             -8.04%
        ----------------------------------------------------------------
          Class C               9.02%         7.41%             -4.62%
        ----------------------------------------------------------------
          Class S               9.62%         8.42%             -2.97%

PORTFOLIO MANAGER'S REVIEW

High Income Fund: High-yield bonds slip as investors seek quality, liquidity

[Photo of Bartlett R. Geer]

Bartlett R. Geer
Portfolio Manager




We spoke with Bart Geer, portfolio manager of State Street Research High Income Fund, about the year ended March 31, 1999 and his outlook on the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a challenging year for the Fund. Class A shares returned -3.19%, [does not reflect sales charge](2) for the 12 months ended March 31, 1999. That was lower than the Lipper average high current yield fund, which returned -1.94%. Over the same period, the Fund also underperformed the First Boston High Yield Index, which returned -0.75%. The S&P 500 returned 18.49% for the same period.(1)

Q: WHAT ACCOUNTED FOR THE WEAK PERFORMANCE?
A: The easiest way to understand the Fund's performance is to look at the year in two halves: first, before the late summer crisis in financial and investment markets that was precipitated by Russia's currency devaluation and the subsequent bail-out of a large hedge fund that had invested heavily in Russia and other emerging markets; and the second half, after the crisis. The Fund had been doing well in the first half of the year. Our investment selection worked well; our industry selections were good. During that period, we increased the Fund's exposure to higher-quality high-yield bonds, which was a good move in light of the subsequent crisis. However, because we were still relatively underweighted in higher-quality bonds, we were hurt more than our peers when the market collapsed.

Q: HOW DID THE FUND PERFORM IN THE SECOND HALF OF THE YEAR?
A: In the second half of the year, the Fund did return to positive territory. However, because there was a flight to both quality and liquidity on the part of investors, the Fund's performance continued to lag its peer group.

Q: WHAT DOES IT MEAN THAT THERE WAS A FLIGHT TO "QUALITY" AND "LIQUIDITY"?
A: Because investors were nervous, they bid up prices on high yield bonds that were rated BB and higher. They also favored bonds of larger issuers, because they are easier to trade, i.e., more liquid. Because the Fund is heavily invested in bonds of smaller companies, it was hurt by this move. However, by the end of the period, some of the smaller issues in the high-yield market had started to outperform the larger ones. We view that as a potential reversal in the trend and favorable for the Fund in the period ahead.

Q: WHAT INDUSTRIES OFFERED THE BEST OPPORTUNITY DURING THE YEAR?
A: The Fund has been heavily invested in the communications sector for several years. It is not as attractively priced today as it was when we began to focus on it because more investors have discovered it. However, we continue to think it has potential. The sector includes companies that are creating the electronic pipeline for the Internet. The group has benefited from deregulation and the break-up of the traditional telephone company system as well. We have been early to invest in all these trends.

Q: WHAT IS YOUR OUTLOOK?
A: We believe that the U.S. economy continues to look good. Inflation remains moderate. Companies are still functioning at less-than-peak capacity, which is a positive sign. However, we're concerned that -- built into the current high level of employment and consumer spending -- is a "wealth effect" that derives from a rising stock market. With the wealth effect, consumer and investor confidence is high. We think that represents a sizable risk to the high-yield market today. Also, long-term interest rates have risen in the past six months, and we believe that they could rise again. As a result, we have reduced the Fund's interest rate exposure somewhat. And, we continue to increase the quality of the bonds we own.

March 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSET ALLOCATION*                          5 LARGEST INDUSTRY BOND POSITIONS
(by percentage of net assets)              (by percentage of net assets)

B                             54%          Technology/communications       17.7%
BB                            20%          Consumer goods and services     12.2%
Convertibles                   8%          Media                            5.2%
Common Stocks/warrants         6%          Metals/mining/steel              4.4%
CCC                            5%          Hospital/health care             4.3%
Cash                           3%
Preferred Stocks               2%          Total:  43.8%
AAA                            1%
BBB                            1%


Quality ratings based on those provided by Standard & Poor's Corp. and/or equivalent ratings by Moody's Investors Services, Inc. *8% of the above bonds were unrated and included among relevant rating categories as determined by the Fund's manager.


STATE STREET RESEARCH HIGH INCOME FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
March 31, 1999

-----------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL              MATURITY                VALUE
                                                            AMOUNT                 DATE                (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
BONDS 81.4%
AEROSPACE/DEFENSE 2.1%
Advanstar Communications Inc. Sr. Sub. Note, 9.25%      $  9,810,000            5/01/2008          $   10,226,925
American Pacific Corp. Sr. Note, 9.25% ...........         8,750,000            3/01/2005               9,143,750
Transdigm Inc. Sr. Sub. Note, 10.375%+ ...........         3,750,000           12/01/2008               3,731,250
                                                                                                   --------------
                                                                                                       23,101,925
                                                                                                   --------------
AIRLINES 0.3%
Kitty Hawk Inc. Sr. Sec. Note, 9.95% .............         3,250,000           11/15/2004               3,290,625
                                                                                                   -------------
AUTOMOTIVE PARTS 0.4%
J.H. Heafner Inc. Sr. Note, 10.00% ...............         4,500,000            5/15/2008               4,590,000
J.H. Heafner Inc. Sr. Note Series C, 10.00%+ .....            50,000            5/15/2008                  51,000
                                                                                                   --------------
                                                                                                        4,641,000
                                                                                                   --------------
CABLE TELEVISION 1.8%
American Telecasting Inc. Sr. Note, 0.00% to
  6/14/99, 14.50% from 6/15/99 to maturity .......        14,585,356            6/15/2004               3,500,485
American Telecasting Inc. Sr. Note Series B, 0.00%
  to 8/14/2000, 14.50% from 8/15/2000 to maturity          1,874,155            8/15/2005                 393,573
Bresnan Communications Group Sr. Note, 0.00% to
  1/31/2004, 9.25% from 2/1/2004 to maturity .....           250,000            2/01/2009                 170,000
Charter Communications Holdings LLC Sr. Note,
  8.625% .........................................        15,000,000            4/01/2009              15,393,750
                                                                                                   --------------
                                                                                                       19,457,808
                                                                                                   --------------
CAPITAL GOODS/EQUIPMENT 3.9%
Ametek Inc. Sr. Note, 7.20% ......................         7,450,000            7/15/2008               7,137,621
Ball Corp. Sr. Note, 7.75% .......................         3,500,000            8/01/2006               3,605,000
Ball Corp. Sr. Sub Note, 8.25% ...................        11,850,000            8/01/2008              12,264,750
Elgin National Industries Inc. Sr. Note Series B,
  11.00% .........................................         1,600,000           11/01/2007               1,608,000
International Knife & Saw Inc. Sr. Sub. Note,
  11.375% ........................................         4,420,000           11/15/2006               4,508,400
Simonds Industries Inc. Sr. Sub. Note, 10.25% ....        10,950,000            7/01/2008              10,676,250
Westinghouse Air Brake Co. Sr. Note, 9.375% ......         2,650,000            6/15/2005               2,703,000
                                                                                                   --------------
                                                                                                       42,503,021
                                                                                                   --------------
CONGLOMERATE 3.2%
Henry Co. Sr. Note Series B, 10.00% ..............         7,050,000            4/15/2008               7,155,750
International Utility Structures Inc. Sr. Sub.
  Note, 10.75%+ ..................................         2,750,000            2/01/2008               2,805,000
J.B. Poindexter Inc. Sr. Note, 12.50% ............        14,400,000            5/15/2004              14,004,000
Owens-Illinois Inc. Sr. Deb., 7.50% ..............        11,300,000            5/15/2010              11,199,995
                                                                                                   --------------
                                                                                                       35,164,745
                                                                                                   --------------
CONSUMER GOODS & SERVICES 12.2%
Allied Waste North America Inc. Sr.
  Note. 7.625% ...................................         2,000,000            1/01/2006               1,955,000
Allied Waste North America Inc. Sr.
  Note. 7.875% ...................................         4,650,000            1/01/2009               4,533,750
Drypers Corp. Series B Sr. Note, 10.25% ..........         6,550,000            6/15/2007               6,369,875
Empire Gas Corp. Sr. Sec. Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to maturity ...............        17,625,000            7/15/2004              12,359,531
Envirosource Inc. Sr. Note Series B, 9.75% .......         3,250,000            6/15/2003               2,600,000
Intertek Finance PLC Series B Sr. Sub. Note,
  10.25% .........................................       $17,900,000           11/01/2006              17,363,000
Loewen Group International Inc. Sr.
  Note Series 7, 7.60% ...........................         6,500,000            6/01/2008               3,315,000
NE Restaurant Inc. Sr. Note, 10.75% ..............         6,850,000            7/15/2008               6,610,250
Norcal Waste Systems Inc. Sr. Note Series B,
  13.50% .........................................         7,940,000           11/15/2005               8,962,275
North Atlantic Trading Inc. Sr. Note, 11.00% .....        12,500,000            6/15/2004              12,812,500
Pagemart Nationwide Inc. Sr. Exch. Note, 0.00% to
  1/31/2000, 15.00% from 2/1/2000 to maturity ....        25,275,000            2/01/2005              21,799,688
Prime Succession Inc. Sr. Sub. Note, 10.75% ......         3,000,000            8/15/2004               1,950,000
Real Time Data Inc. Sub. Note, 0.00% to 8/14/2001,
  13.50% from 8/15/2001 to maturity+ .............        25,500,000            8/15/2006              13,515,000
Rose Hills Co. Sr. Sub. Note, 9.50% ..............         8,750,000           11/15/2004               7,612,500
Scotts Co. Sr. Sub. Note, 8.625% .................         2,350,000            1/15/2009               2,426,375
Shop Vac Corp. Sr. Sec. Note, 10.625% ............         7,500,000            9/01/2003               8,193,750
                                                                                                   --------------
                                                                                                      132,378,494
                                                                                                   --------------
ELECTRIC 0.3%
Calpine Corp. Sr. Note, 7.625% ...................         1,450,000            4/15/2006               1,441,793
Calpine Corp. Sr. Note, 7.75% ....................         1,400,000            4/15/2009               1,396,080
                                                                                                   --------------
                                                                                                        2,837,873
                                                                                                   --------------
ENTERTAINMENT/LEISURE 1.8%
Joseph E. Seagram & Sons Inc. Sr. Deb., 7.50% ....         3,500,000           12/15/2018               3,525,410
Joseph E. Seagram & Sons Inc. Sr. Note, 6.625% ...         3,500,000           12/15/2005               3,470,915
SFX Entertainment Inc. Sr. Note Series B, 9.125% .        10,250,000            2/01/2008              10,365,312
SFX Entertainment Inc. Sr. Sub. Note, 9.125% .....         1,800,000           12/01/2008               1,838,250
                                                                                                   --------------
                                                                                                       19,199,887
                                                                                                   --------------
FOOD & BEVERAGE 1.7%
Archibald Candy Corp. Sr. Sec. Note, 10.25% ......        12,600,000            7/01/2004              12,915,000
Aurora Foods Inc. Sr. Sub. Note
  Series E, 8.75% ................................         1,250,000            7/01/2008               1,303,125
Silgan Holdings Inc. Sub. Deb., 13.25% ...........         1,123,000            7/15/2006               1,235,300
Tom's Foods Inc. Sr. Sec. Note, 10.50% ...........         3,750,000           11/01/2004               3,468,750
                                                                                                   --------------
                                                                                                       18,922,175
                                                                                                   --------------
GAMING & LODGING 1.5%
Ameristar Casinos Inc. Sr. Sub. Note, 10.50% .....         1,950,000            8/01/2004               1,874,438
Circus Circus Enterprises Inc. Deb., 9.25% .......           500,000           12/01/2005                 522,500
Harrahs Operating Inc. Sr. Sub. Note, 7.875% .....         6,350,000           12/15/2005               6,381,750
Hollywood Park Inc. Sr. Sub. Note, 9.25% .........         2,550,000            2/15/2007               2,613,750
Mohegan Tribal Gaming Authority Sr. Note, 8.125% .         1,700,000            1/01/2006               1,738,250
Mohegan Tribal Gaming Authority Sr. Sub. Note,
  8.75% ..........................................         3,300,000            1/01/2009               3,440,250
                                                                                                   --------------
                                                                                                       16,570,938
                                                                                                   --------------
GROCERY 2.2%
Smiths Food & Drug Note Series 94-A3, 9.20% ......        13,754,000            7/02/2018              15,030,509
Pathmark Stores Inc. Sub. Deb., 12.625% ..........         8,360,000            6/15/2002               8,527,200
                                                                                                   --------------
                                                                                                       23,557,709
                                                                                                   --------------
HOSPITAL/HEALTH CARE 4.3%
Columbia/HCA Healthcare Corp. Note, 6.91% ........         2,195,000            6/15/2005               2,001,818
Columbia/HCA Healthcare Corp. Note, 7.00% ........        17,020,000            7/01/2007              15,299,448
Dade International Inc. Sr. Sub. Note, 11.125% ...         4,000,000            5/01/2006               4,470,000
Fisher Scientific International Inc. Sr. Sub.
  Note, 9.00%+ ...................................         3,750,000            2/01/2008               3,787,500
Quest Diagnostics Inc. Sr. Sub. Note, 10.75% .....         8,500,000           12/15/2006               9,435,000
Unilab Corp. Sr. Note, 11.00% ....................        11,150,000            4/01/2006              11,386,940
                                                                                                   --------------
                                                                                                       46,380,706
                                                                                                   --------------
HOTEL & RESTAURANT 0.7%
Extended Stay America Inc. Sr. Sub. Note, 9.15% ..         7,700,000            3/15/2008               7,430,500
                                                                                                   --------------
MEDIA 5.2%
American Lawer Media Holdings Inc. Sr. Note Series
  B, 12.25% ......................................         2,650,000           12/15/2008               1,715,875
American Lawyer Media Inc. Sr. Sub. Note Series B,
  9.75% ..........................................         9,350,000           12/15/2007               9,630,500
Benedek Broadcasting Corp. Sr. Note, 11.875% .....         6,250,000            3/01/2005               6,750,000
CBS Radio Corp. Sub. Note, 11.375% ...............         1,316,000            1/15/2009               1,526,560
CD Radio Inc. Sr. Note, 0.00% to 11/30/2002, 15.00%
  from 12/1/2002 to maturity .....................           750,000           12/01/2007                 405,938
Intermedia Capital Partners LP Sr. Note, 11.25% ..         6,250,000            8/01/2006               7,109,375
K-III Communications Corp. Sr. Note, 8.50% .......           950,000            2/01/2006                 971,375
Outdoor Systems Inc. Sr. Sub. Note, 9.375% .......           900,000           10/15/2006                 967,500
Primedia Inc. Sr. Note, 7.625% ...................         8,250,000            4/01/2008               8,219,062
R.H. Donnelley Inc. Sr. Sub. Note, 9.125% ........         3,000,000            6/01/2008               3,165,000
Spanish Broadcasting Systems Inc. Sr. Note, 12.50%        13,250,000            6/15/2002              14,972,500
Transwestern Holdings LP Sr. Note Series B, 0.00%
  to 11/14/2002, 11.875% from 11/15/2002 to
  maturity .......................................         1,700,000           11/15/2008               1,198,500
                                                                                                   --------------
                                                                                                       56,632,185
                                                                                                   --------------
METALS/MINING/STEEL 4.4%
AK Steel Corp. Note, 7.875% ......................         8,500,000            2/15/2009               8,478,750
California Steel Industries Inc. Sr. Note, 8.50% .         1,700,000            4/01/2009               1,717,000
Crown Resources Corp. Cv. Sub. Deb., 5.75% .......         1,110,000            8/27/2001                 666,000
Envirosource Inc. Sr. Note, 9.75% ................        19,000,000            6/15/2003              18,002,500
Great Central Mines Ltd. Sr. Note, 8.875% ........        11,000,000            4/01/2008              10,752,500
Kaiser Aluminum & Chemical Corp. Sr. Sub. Note,
  12.75% .........................................         5,775,000            2/01/2003               5,587,312
Oglebay Norton Co. Sr. Sub. Note,
  10.00% .........................................         2,500,000            2/01/2009               2,431,250
                                                                                                   --------------
                                                                                                       47,635,312
                                                                                                   --------------
OIL & GAS 3.6%
Belden & Blake Corp. Sr. Sub. Note Series B,
  9.875% .........................................         1,500,000            6/15/2007                 870,000
Frontier Corp. Sr. Note, 9.125% ..................        10,050,000            2/15/2006               9,849,000
Moran Energy Inc. Cv. Deb., 8.75% ................         2,420,000            1/15/2008               2,311,100
Nuevo Energy Co. Sr. Sub. Note, 9.50% ............         7,250,000            4/15/2006               7,358,750
Ocean Energy Inc. Series B Sr. Note, 7.625% ......         3,250,000            7/01/2005               3,111,875
Ocean Energy Inc. Sr. Sub. Note, 10.375% .........         4,400,000           10/15/2005               4,460,500
Ocean Energy Inc. Sr. Sub. Note Series B, 8.375% .           950,000            7/01/2008                 902,500
Pogo Producing Co. Sr. Sub. Note, 8.75% ..........         2,585,000            5/15/2007               2,404,050
Pogo Producing Co. Sub. Note, 5.50% ..............           850,000            6/15/2006                 637,500
Vintage Petroleum Inc. Sr. Sub. Note, 9.75% ......         7,550,000            6/30/2009               7,701,000
                                                                                                   --------------
                                                                                                       39,606,275
                                                                                                   --------------
OIL SERVICE 2.1%
GNI Group Inc. Sr. Note, 10.875% .................         7,000,000            7/15/2005               6,020,000
Newpark Resources Inc. Sr. Sub. Note Series B,
  8.625% .........................................         5,470,000           12/15/2007               5,223,850
Pool Energy Services Co. Sr. Sub. Note, 8.625% ...         8,270,000            4/01/2008               8,559,450
Transamerican Energy Corp. Sr. Sec. Note Series B,
  11.50% .........................................        14,450,000            6/15/2002               3,612,500
                                                                                                   --------------
                                                                                                       23,415,800
                                                                                                   --------------
PAPER PRODUCTS 0.7%
Buckeye Technologies Inc. Sr. Sub. Note, 8.00% ...         7,500,000           10/15/2010               7,537,500
Crown Packaging Enterprise Ltd. Sr. Sec. Note,
  0.00% to 7/31/2003, 14.00% from 8/1/2003 to
  maturity .......................................         9,000,000            8/01/2006                  90,000
                                                                                                   --------------
                                                                                                        7,627,500
                                                                                                   --------------
PLASTICS 2.0%
Packaging Resources Inc. Sr. Sec. Note, 11.625% ..        11,250,000            5/01/2003              11,756,250
Tekni-Plex Inc. Series B Sr. Sub. Note, 11.25% ...         8,750,000            4/01/2007               9,581,250
                                                                                                   --------------
                                                                                                       21,337,500
                                                                                                   --------------
RETAIL TRADE 1.9%
J. Crew Group Inc. Sr. Deb., 0.00% to 10/14/2002,
  13.125% from 10/15/2002 to maturity ............        14,900,000           10/15/2008               7,450,000
J. Crew Operating Corp. Sr. Sub. Note, 10.375% ...         8,250,000           10/15/2007               7,724,062
Loehmanns Inc. Sr. Note, 11.875% .................         7,442,000            5/15/2003               5,302,425
                                                                                                   --------------
                                                                                                       20,476,487
                                                                                                   --------------
SHIPPING/TRANSPORTATION 4.0%
Cenargo International PLC Note, 9.75% ............         7,050,000            6/15/2008               6,274,500
First Wave Marine Inc. Sr. Note, 11.00% ..........         3,250,000            2/01/2008               3,087,500
Golden Ocean Group Ltd. Sr. Note, 10.00% .........        13,000,000            8/31/2001               2,470,000
International Shipholding Corp. Sr. Note, 9.00% ..         4,500,000            7/01/2003               4,584,375
International Shipholding Corp. Sr. Note Series B,
  7.75% ..........................................         7,150,000           10/15/2007               6,846,125
Johnstown America Industries Inc. Sr. Sub. Note,
  11.75% .........................................         6,250,000            8/15/2005               6,812,500
Pegasus Shipping Hellas Ltd. Pfd. Note Series A,
  11.875% ........................................         3,500,000           11/15/2004               2,450,000
Sea Containers Ltd. Sr. Note Series B, 7.875% ....         5,900,000            2/15/2008               5,723,000
Stena AB Sr. Note, 8.75% .........................         5,250,000            6/15/2007               4,882,500
                                                                                                   --------------
                                                                                                       43,130,500
                                                                                                   --------------
TECHNOLOGY/COMMUNICATIONS 17.7%
Advanced Radio Telecom Corp. Sr. Note, 14.00% ....         2,200,000            2/15/2007               1,694,000
Argo-Tech Corp. Sr. Sub. Note, 8.625% ............         3,000,000           10/01/2007               2,850,000
Callable Net Enterprises Inc. Sr. Note, 8.00% ....         4,500,000            8/15/2008               4,455,000
Celcaribe SA Sr. Sec. Note, 13.50% ...............         5,810,000            3/15/2004               4,531,800
Cellnet Data Systems Inc. Sr. Note Series B, 0.00%
  to 9/30/2002, 14.00% from 10/1/2002 to maturity         13,500,000           10/01/2007               4,320,000
E. Spire Communications Inc. Sr. Note, 0.00% to
  3/31/2001, 12.75% from 4/1/2001 to maturity ....         1,850,000            4/01/2006               1,230,250
Econophone Inc. Sr. Note, 0.00% to
  2/14/2003, 11.00% from 2/15/2003 to maturity ...        13,700,000            2/15/2008               7,432,250
Econophone Inc. Sr. Note, 13.50% .................        15,250,000            7/15/2007              16,012,500
Elgar Holdings Inc. Sr. Sub. Note, 9.875% ........         4,250,000            2/01/2008               3,315,000
Hyperion Telecommunications Sr. Sub. Note, 12.00%         11,000,000           11/01/2007              11,467,500
ICG Holdings Inc. Sr. Note, 0.00% to 9/14/2000,
  13.50% from 9/15/2000 to maturity ..............         7,600,000            9/15/2005               6,726,000
Logix Communications Sr. Note, 12.25% ............         1,500,000            6/15/2008               1,395,000
Microcell Telecommunications, Inc. Sr. Note Series
  B, 0.00% to 10/14/2002, 11.125% from 10/15/2002
  to maturity ....................................        26,950,000           10/15/2007              11,426,300
Mobilemedia Communications Inc. Sr. Sub. Note,
  0.00% to 11/30/98, 10.50% from 12/1/98 to
  maturity .......................................        20,040,000           12/01/2003               2,004,000
Mobilemedia Communications Inc. Sr. Sub. Note,
  9.375%[ ] ......................................         5,950,000           11/01/2007                 699,125
Orion Network Systems Inc. Sr. Note, 11.25% ......        11,000,000            1/15/2007              10,175,000
Pagemart Wireless Inc. Sr. Sub. Note, 0.00% to
  1/31/2003, 11.25% from 2/1/2003 to maturity ....         8,750,000            2/01/2008               3,325,000
Paging Network Do Brasil SA Sr. Note, 13.50% .....           750,000            6/06/2005                 345,000
Phase Metrics Inc. Sr. Note, 10.75% ..............        12,000,000            2/01/2005               6,840,000
Primus Telecommunications Group Sr. Note, 11.75% .         6,550,000            8/01/2004               6,779,250
Protection One Alarm Inc. Sr. Sub. Note, 0.00% to
  6/29/98, 13.625% from 6/30/98 to maturity ......         4,400,000            6/30/2005               5,016,000
RSL Communications Ltd. Sr. Note, 12.25% .........        15,824,000           11/15/2006              17,287,720
Startec Global Communications Sr. Note, 12.00% ...         9,600,000            5/15/2008               8,688,000
Time Warner Telecom LLC Sr. Note, 9.75% ..........         4,050,000            7/15/2008               4,333,500
Transwestern Publishing Co. LP Sr. Sub. Note,
  9.625% .........................................         1,750,000           11/15/2007               1,839,688
Triton PCS Inc. Sr. Sub. Note, 0.00% to 4/30/2003,
  11.00% from 5/1/2003 to maturity ...............         9,125,000            5/01/2008               5,212,656
Viatel Inc. Sr. Note, 0.00% to 4/14/2003, 12.50%
  from 4/15/2003 to maturity .....................        10,350,000            4/15/2008               6,365,250
Viatel Inc. Sr. Note, 11.25% .....................         8,350,000            4/15/2008               8,454,375
Winstar Communications Inc. Sr. Sub. Cv. Note,
  0.00% to 10/14/2000, 14.00% from 10/15/2000 to
  maturity+ ......................................         6,525,000           10/15/2005               9,004,500
Winstar Equipment Corp. Sr. Sec. Exch. Note,
  12.50% .........................................        11,175,000            3/15/2004              10,965,469
Wireless One Inc. Sr. Note, 0.00% to 7/31/2001,
  13.50% from 8/1/2001 to maturity ...............        20,000,000            8/01/2006               5,500,000
Wireless One Inc. Sr. Note, 13.00% ...............        10,600,000           10/15/2003               3,180,000
                                                                                                   --------------
                                                                                                      192,870,133
                                                                                                   --------------
TEXTILE & APPAREL 2.3%
Cluett American Corp. Sr. Sub. Note Series B,
  10.125% ........................................         6,700,000            5/15/2008               6,164,000
Westpoint Stevens Inc. Sr. Note, 7.875% ..........           100,000            6/15/2005                 102,250
Westpoint Stevens Inc. Sr. Note, 7.875% ..........        18,000,000            6/15/2008              18,405,000
                                                                                                   --------------
                                                                                                       24,671,250
                                                                                                   --------------
U.S. TREASURY 1.1%
U.S. Treasury Bond, 8.125% .......................         2,800,000            8/15/2021               3,559,052
U.S. Treasury Note, 6.625% .......................         7,500,000            5/15/2007               8,087,100
                                                                                                   --------------
                                                                                                       11,646,152
                                                                                                   --------------
Total Bonds (Cost $974,125,960) .........................................................             884,486,500
                                                                                                   --------------

-----------------------------------------------------------------------------------------------------------------
                                                                                SHARES
-----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 9.3%
BANK 0.2%
RB Asset Inc. Pfd. Series A* .......................................              110,000               2,048,200
                                                                                                   --------------
CONGLOMERATE 0.3%
International Utility Structures Inc. Exch. Pfd.( ) ................                  367                 355,898
International Utility Structures Inc. Unit Exch. Pfd.( ) ...........                2,750               2,667,500
                                                                                                   --------------
                                                                                                        3,023,398
                                                                                                   --------------
CONSUMER GOODS & SERVICES 0.4%
North Atlantic Trading Inc. Sr. Pfd.( ) ............................              195,804               4,307,688
                                                                                                   --------------
ELECTRONIC COMPONENTS 0.5%
Nextel Communications Inc. Series D Exch. Pfd. ( ) .................                4,997               5,571,655
                                                                                                   --------------
FOREST PRODUCT 0.1%
Equitable Bag Inc. Series A Pfd.* ..................................              134,760           $   1,482,360
                                                                                                   --------------
HOTEL & RESTAURANT 0.6%
Ameriking Inc. Sr. Exch. Pfd. ( ) ..................................              254,393               6,614,218
                                                                                                   --------------
MEDIA 3.1%
Granite Broadcasting Corp. Cv. Exch. Pfd. ..........................              114,700               3,799,437
Granite Broadcasting Corp. Exch. Pfd. ( ) ..........................               14,601              14,966,059
Primedia Inc. Series D Exch. Pfd. ..................................               80,000               8,300,000
Primedia Inc. Series F Exch. Pfd. ..................................               64,500               6,417,750
                                                                                                   --------------
                                                                                                       33,483,246
                                                                                                   --------------
OIL 0.6%
Clark U.S.A. Inc. Sr. Exch. Pfd. ( ) ...............................                9,754               6,583,950
                                                                                                   --------------
RETAIL TRADE 1.2%
Supermarkets General Holdings Corp. Exch Pfd. ( ) ..................              344,540              12,575,710
                                                                                                   --------------
TECHNOLOGY/COMMUNICATIONS 1.2%
ICG Holdings Inc. Exch. Pfd. ( ) ...................................                9,992              10,091,837
Packaging Corporation America Sr. Exch. Pfd. .......................               17,000               1,700,000
Viatel Inc. Series A Pfd.+ ( ) .....................................                9,821               1,571,360
                                                                                                   --------------
                                                                                                       13,363,197
                                                                                                   --------------
TEXTILE & APPAREL 1.0%
Cluett American Corp. Sr. Exch. Pfd.* ..............................              124,721              10,383,024
                                                                                                   --------------
TOBACCO 0.1%
DECS Trust Exch. Pfd.* .............................................              231,500               1,389,000
                                                                                                   --------------
Total Preferred Stocks (Cost $113,019,023) .........................                                  100,825,646
                                                                                                   --------------
COMMON STOCKS & OTHER 5.9%
Advanced Radio Telecom Corp. Wts.* .................................               52,500                 593,906
American Telecasting Inc. Wts.* ....................................               41,130                  41,130
Ameriking Inc. Com.*+ ..............................................                4,775                 191,000
Anacomp Inc. Com.* .................................................              873,507              14,030,706
Anacomp Inc. Wts.* .................................................               25,940                 196,982
Bar Technologies Inc. Wts.*+ .......................................                4,250                 233,750
Belle Casinos Inc. Wts.*+@ .........................................                1,400                      14
Celcaribe SA Trust Certificates*+ ..................................              944,706               1,889,412
Cellnet Data Systems Inc. Wts.*+ ...................................                1,500                  12,000
Central Rents Inc. Com.*+ ..........................................                5,250                 115,500
Chatwins Group Inc. Wts.*+ .........................................                7,000                   7,000
CHC Helicopter Corp Cl. A Com.* ....................................               46,000                 106,375
CHI Energy Inc. Cl. C Wts.* ........................................                3,279                      33
Clearnet Communications Inc. Wts.* .................................               78,705                 511,582
Concentric Network Corp. Wts.*+ ....................................                1,500                 450,000
Crown Packaging Enterprises Ltd. Com.*+ ............................            1,171,137                  11,711
Dr Pepper Bottling Holdings Inc. Cl. A Com.* .......................               50,000               1,400,000
E. Spire Communications Inc. Wts.*+ ................................                9,500                 617,500
Econophone Inc. Wts.*+ .............................................               14,750                 147,500
Empire Gas Corp. Wts.*(+) ..........................................                2,760                     690
Equitable Bag Inc. Com.* ...........................................            1,347,600                 539,040
Golden Ocean Group Ltd. Com.*+ .....................................                5,500                   2,750
Goldriver Finance Corp. Liquidation Trust Units*(+) ................            5,250,000                  65,468
Goldriver Hotel & Casino Corp. Cl. B Com.*(+) ......................               52,500                   6,563
Heartland Wireless Communications, Inc. Wts.*(+) ...................               37,500                     375
Hollinger International, Inc. Cl. A Com ............................            1,918,000              26,012,875
Indspec Chemical Corp. Wts.*(+)@ ...................................                  506               1,213,737
Insight Communications L.P. Unit *(+) ..............................              105,500                 105,500
Intelcom Group, Inc. Wts.*(+) ......................................               21,450                  65,637
Intermedia Communications Inc. Wts.* ...............................                1,500                 135,375
Ionica PLC Wts.*+ ..................................................                9,500                      95
Jewel Recovery L.P. Units*(+) ......................................               82,595                     826
Ladish Inc. Com.*(+) ...............................................               86,667                 595,833
Ladish Inc. Wts.*(+) ...............................................              150,946                 856,618
Loral Orion Network Systems Inc. Wts.* .............................               14,500                 145,000
Motels of America Inc. Com.*+ ......................................                5,500                  37,125
Nextel Communications Inc. Cl. A Com.* .............................               41,442               1,517,813
Nextel Communications Inc. Wts.* ...................................                1,250                  13,100
North Atlantic Trading Inc. Wts.*+ .................................                  160                     160
NS Group Inc. Wts.*+ ...............................................               13,250                 728,750
Pagemart Inc. Wts.*+ ...............................................               21,850                  60,088
Pagemart Nationwide Inc. Com.*+ ....................................               18,375                  89,578
Pegasus Communications Corp. Cl. A Com.*+ ..........................                8,461                 236,908
Powertel Inc. Wts.* ................................................                8,480                  23,320
Primus Telecommunications Group Wts.*+ .............................                6,500                  97,500
Protection One Inc. Wts.*+ .........................................               10,400                  33,800
RSL Communications Ltd. Wts.*+ .....................................               13,500               1,755,000
Sabreliner Corp. Wts.*+ ............................................                1,750                  17,500
Seven-Up/RC Bottling Co. of Southern California Com.*@ .............              472,500               5,670,000
Startec Global Communications Inc. Wts.+* ..........................                8,500                   8,500
Town & Country Corp. Com.+ .........................................              195,632                  12,227
UGI Corp. Com.* ....................................................              170,000               2,836,875
Waxman Industries Inc. Wts.*+ ......................................              236,000                 236,000
Wireless One Inc. Wts.*+ ...........................................               16,500                     165
Wireless One Inc. Wts.* ............................................               27,250                     273
                                                                                                   --------------
Total Common Stocks & Other (Cost $52,696,534) .....................                                   63,677,165
                                                                                                   --------------
SHORT-TERM INVESTMENTS 3.6%
State Street Navigator Securities Lending Prime Portfolio ..........           39,288,980              39,288,980
                                                                                                   --------------
Total Short-Term Investments (Cost $39,288,980) .........................................              39,288,980
                                                                                                   --------------
-----------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL              MATURITY
                                                           AMOUNT                 DATE
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 2.0%
American Express Credit Corp., 4.85% .............        $4,446,000            4/01/1999               4,446,000
American Express Credit Corp., 4.94% .............         9,372,000            4/05/1999               9,372,000
Ford Motor Credit Co., 4.89% .....................         8,246,000            4/07/1999               8,246,000
                                                                                                   --------------
Total Commercial Paper (Cost $22,064,000) ...............................................              22,064,000
                                                                                                   --------------
Total Investments (Cost $1,201,194,497) - 102.2% ........................................           1,110,342,291

Cash and Other Assets, Less Liabilities - (2.2)% ........................................             (24,246,321)
                                                                                                   --------------
Net Assets - 100.0% .....................................................................          $1,086,095,970
                                                                                                   ==============

Federal Income Tax Information (Note 1):
At March 31, 1999, the net unrealized depreciation of
investments based on cost for Federal income tax purposes
of $1,201,252,270 was as follows:
Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost ...........                                     $   44,082,818
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value .........                                       (134,992,797)
                                                                                                   --------------
                                                                                                   $  (90,909,979)
                                                                                                   ==============

  * Nonincome-producing securities.
( ) Payments of income may be made in cash or in the form of additional securities.
[ ] Security is in default.
  @ Security valued under consistently applied procedures established by the Trustees.
(+) Security restricted as to public resale. At March 31, 1999, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at March 31,
    1999 were $2,773,082 and $2,911,247 (0.27% of net assets), respectively.
  + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 1999 were $39,036,962 and $44,124,643 (4.06% of net assets), respectively.

    Forward currency exchange contracts outstanding at March 31, 1999, are as follows:
                                                                                 UNREALIZED
                                                                 CONTRACT       APPRECIATION      DELIVERY
                                             TOTAL VALUE           PRICE       (DEPRECIATION)       DATE
----------------------------------------------------------------------------------------------------------
Sell Canadian dollars, Buy U.S. dollars     16,000,000 CAD      0.65902 CAD      $(55,915)         4/23/99

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
March 31, 1999

ASSETS
Investments, at value (Cost $1,201,194,497) (Note 1) .....      $1,110,342,291
Cash .....................................................             104,735
Interest and dividends receivable ........................          24,172,196
Receivable for securities sold ...........................           1,736,322
Receivable for fund shares sold ..........................           1,277,881
Other assets .............................................              92,792
                                                                --------------
                                                                 1,137,726,217
LIABILITIES
Payable for collateral received on securities loaned .....          39,288,980
Payable for securities purchased .........................           5,817,500
Dividends payable ........................................           3,238,046
Payable for fund shares redeemed .........................           1,434,321
Accrued transfer agent and shareholder services
  (Note 2) ...............................................             584,049
Accrued management fee (Note 2) ..........................             518,426
Accrued distribution and service fees (Note 4) ...........             461,646
Payable for open forward contracts .......................              55,915
Accrued trustees' fees (Note 2) ..........................              28,744
Other accrued expenses ...................................             202,620
                                                                --------------
                                                                    51,630,247
                                                                --------------
NET ASSETS                                                      $1,086,095,970
                                                                ==============
Net Assets consist of:
  Undistributed net investment income ....................      $    2,674,214
  Unrealized depreciation of investments .................         (90,852,206)
  Unrealized depreciation of forward contracts ...........             (55,915)
  Accumulated net realized loss ..........................         (15,777,024)
  Paid-in capital ........................................       1,190,106,901
                                                                --------------
                                                                $1,086,095,970
                                                                ==============
Net Asset Value and redemption price per share of
  Class A shares ($648,217,137 / 114,689,932
  shares) ................................................               $5.65
                                                                         =====
Maximum Offering Price per share of Class A shares
  ($5.65 / .955) .........................................               $5.92
                                                                         =====
Net Asset Value and offering price per share of Class B(1)
   shares ($12,732,193 / 2,267,532 shares)* ..............               $5.62
                                                                         =====
Net Asset Value and offering price per share of Class B
  shares ($336,420,165 / 59,860,235 shares)* .............               $5.62
                                                                         =====
Net Asset Value and offering price per share of Class C
  shares ($40,341,989 / 7,169,487 shares)* ...............               $5.63
                                                                         =====
Net Asset Value, offering price and redemption price per
  share of Class S shares ($48,384,486 / 8,620,570 shares)               $5.61
                                                                         =====

------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
For the year ended March 31, 1999

INVESTMENT INCOME
Interest (Note 1) ..........................................    $  104,153,616
Dividends ..................................................        11,314,514
                                                                --------------
                                                                   115,468,130
EXPENSES
Management fee (Note 2) ....................................         6,463,062
Transfer agent and shareholder services (Note 2) ...........         1,637,149
Custodian fee ..............................................           241,111
Registration fees ..........................................           104,655
Reports to shareholders ....................................           104,025
Audit fee ..................................................            47,900
Trustees' fees (Note 2) ....................................            37,595
Legal fees .................................................            31,561
Service fee - Class A (Note 4) .............................         1,686,952
Distribution and service fees - Class B(1) (Note 4) ........            15,166
Distribution and service fees - Class B (Note 4) ...........         3,478,093
Distribution and service fees - Class C (Note 4) ...........           388,196
Miscellaneous ..............................................            28,794
                                                                --------------
                                                                    14,264,259
Fees paid indirectly (Note 2) ..............................           (67,535)
                                                                --------------
                                                                    14,196,724
                                                                --------------
Net investment income ......................................       101,271,406
                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 3) ...........         3,230,687
Net realized gain on forward contracts and foreign
  currency (Note 1) ........................................           848,053
                                                                --------------
  Total net realized gain ..................................         4,078,740
                                                                --------------
Net unrealized depreciation of investments .................      (144,076,134)
Net unrealized appreciation of forward contracts ...........            40,657
                                                                --------------
  Total net unrealized depreciation ........................      (144,035,477)
                                                                --------------

Net loss on investments, foreign currency and forward
   contracts ...............................................      (139,956,737)
                                                                --------------

Net decrease in net assets resulting from operations .......    $  (38,685,331)
                                                                ==============

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------

                                                                      YEARS ENDED MARCH 31
                                                                --------------------------------------
                                                                   1998                     1999
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ...................................      $   90,689,076           $  101,271,406
Net realized gain on investments, foreign currency and
  forward contracts .....................................          37,770,738                4,078,740
Net unrealized appreciation (depreciation) of investments
  and forward contracts .................................          63,904,285             (144,035,477)
                                                               --------------           --------------
Net increase (decrease) resulting from operations .......         192,364,099              (38,685,331)
                                                               --------------           --------------
Dividends from net investment income:
  Class A ...............................................         (64,944,093)             (65,376,715)
  Class B(1) ............................................                  --                 (126,881)
  Class B ...............................................         (26,096,802)             (31,354,348)
  Class C ...............................................          (2,736,047)              (3,495,607)
  Class S ...............................................            (661,138)              (1,801,692)
                                                               --------------           --------------
                                                                  (94,438,080)            (102,155,243)
                                                               --------------           --------------
Distribution from net realized gains:
  Class A ...............................................                  --               (9,878,189)
  Class B ...............................................                  --               (4,999,368)
  Class C ...............................................                  --                 (539,370)
  Class S ...............................................                  --                 (185,070)
                                                               --------------           --------------
                                                                           --              (15,601,997)
                                                               --------------           --------------
Distribution in excess of net realized
  gains:
  Class A ...............................................                  --               (9,170,762)
  Class B ...............................................                  --               (4,927,708)
  Class C ...............................................                  --                 (571,701)
  Class S ...............................................                  --                 (386,636)
                                                               --------------           --------------
                                                                           --              (15,056,807)
                                                               --------------           --------------
Net increase from fund share
  transactions (Note 5) .................................          56,789,130              150,648,021
                                                               --------------           --------------
Total increase (decrease) in net assets                           154,715,149              (20,851,357)
NET ASSETS
Beginning of year .......................................         952,232,178            1,106,947,327
                                                               --------------           --------------
End of year (including undistributed net investment
  income of $2,927,957 and $2,674,214, respectively) ....      $1,106,947,327           $1,086,095,970
                                                               ==============           ==============

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
March 31, 1999

NOTE 1

State Street Research High Income Fund (the "Fund"), is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust on December 23, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research High Income Fund and State Street Research Managed Assets.

The investment objective of the Fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. In selecting investments for the Fund, the investment manager seeks to identify those fixed income securities which it believes will not involve undue risk. Certain of the Fund's investments, however, may be considered predominantly speculative.

The Fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. On January 1, 1999, the Fund began offering Class B
(1) shares and continued offering Class B shares but only to current shareholders. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New

York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated in U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income and preferred securities held by the Fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. DIVIDENDS
Dividends are declared daily based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended March 31, 1999, the Fund has designated as long-term $28,895,199 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatment of accrued interest on defaulted bonds.

F. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1998 through March 31, 1999, the Fund incurred net capital losses of approximately $15,818,000 and intends to defer and treat such losses as arising in the fiscal year ended March 31, 2000.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At March 31, 1999, the value of the securities loaned and the value of collateral were $38,205,751 and $39,288,980, respectively. During the year ended March 31, 1999, income from securities lending amounted to $151,414 and is included in interest income.

NOTE 2

Prior to August 1, 1998, the Adviser earned monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. Effective August 1, 1998 the management fee is 0.60% of the first $500 million of net assets, annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1999, the fees pursuant to such agreement amounted to $6,463,062.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended March 31, 1999, the amount of such expenses was $623,828.

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended March 31, 1999 the Fund's transfer agent fees were reduced by $67,535 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $37,595 during the year ended March 31, 1999.

NOTE 3

For the year ended March 31, 1999, purchases and sales of securities, exclusive of short-term investments, aggregated $985,331,139 and $895,973,784, respectively.

NOTE 4

The Trust has adopted a Plan of Distribution pursuant to Rule
12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1999, fees pursuant to such plan amounted to $1,686,952, $3,478,093 and $388,196 for Class A, Class B and Class C shares, respectively. For the period January 1, 1999 (commencement of share class) to March 31, 1999, fees pursuant to such plan amounted to $15,166 for Class B(1) shares.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $335,706 and $1,788,926, respectively, on sales of Class A shares of the Fund during the year ended March 31, 1999, and that MetLife Securities, Inc. earned commissions aggregating $1,483,172 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $692,839 and $4,393 on redemptions of Class B and Class C shares, respectively, during the same period. MetLife Securities, Inc. earned commissions aggregating $130,368 on sales and the Distributor collected contingent deferred sales charges aggregating $428 on redemptions of Class B
(1) shares during the period January 1, 1999 (commencement of share class) to March 31, 1999.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.
At March 31, 1999, Metropolitan owned 88,968 Class B(1) shares of the Fund.

Share transactions were as follows:

                                                        YEARS ENDED MARCH 31
                               ----------------------------------------------------------------------
                                             1998                                  1999
                               ---------------------------------    ---------------------------------
CLASS A                             SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ...............       12,963,682       $  82,425,854        20,276,045      $  121,986,092
Issued upon reinvestment of:
  Dividends from net
    investment income .....        6,618,274          42,225,833         7,224,259          42,925,293
  Distribution from net
    realized gains ........         --                 --                2,640,762          15,798,355
Shares repurchased ........      (20,544,433)       (130,474,889)      (24,073,358)       (143,844,378)
                                 -----------       -------------       -----------   -   -------------
Net increase (decrease) ...         (962,477)      $  (5,823,202)        6,067,708       $  36,865,362
                                 ===========       =============       ===========       =============

CLASS B(1)(a)                     SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ...............         --             $   --                2,306,218       $  12,887,088
Issued upon reinvestment of
  dividend from net
  investment income .......         --                 --                    8,749              49,080
Shares repurchased ........         --                 --                  (47,435)           (268,123)
                                 -----------       -------------       -----------   -   -------------
Net increase ..............         --             $   --                2,267,532       $  12,668,045
                                 ===========       =============       ===========       =============

CLASS B                           SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ...............       14,827,294       $  93,945,959        16,017,044       $  97,744,288
Issued upon reinvestment of:
  Dividends from net
    investment income .....        2,307,608          14,730,736         2,785,476          16,611,341
  Distribution from net
    realized gains ........         --                 --                1,285,486           7,629,070
Shares repurchased ........       (7,925,211)        (50,115,631)      (12,746,528)        (75,119,927)
                                 -----------       -------------       -----------   -   -------------
Net increase ..............        9,209,691       $  58,561,064         7,341,478       $  46,864,772
                                 ===========       =============       ===========       =============

CLASS C                           SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ...............        2,027,089       $  12,888,653         4,100,226       $  24,694,993
Issued upon reinvestment of:
  Dividends from net
    investment income .....          284,960           1,810,521           339,756           2,008,561
  Distribution from net
    realized gains ........         --                 --                  144,432             856,430
Shares repurchased ........       (1,821,119)        (11,592,323)       (2,663,155)        (15,519,090)
                                 -----------       -------------       -----------   -   -------------
Net increase ..............          490,930        $  3,106,851         1,921,259       $  12,040,894
                                 ===========       =============       ===========       =============

CLASS S                           SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ...............          412,049        $  2,620,376         7,536,611       $  42,912,636
Issued upon reinvestment of:
  Dividends from net
    investment income .....           85,387             542,346           296,656           1,693,323
  Distribution from net
    realized gains ........         --                 --                   96,895             555,557
Shares repurchased ........         (349,262)         (2,218,305)         (504,050)         (2,952,568)
                                 -----------       -------------       -----------   -   -------------
Net increase ..............          148,174          $  944,417         7,426,112       $  42,208,948
                                 ===========       =============       ===========       =============

-------------------------------------------------------------------------------------------------------
(a) January 1, 1999 (commencement of share class) to March 31, 1999.

STATE STREET RESEARCH HIGH INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share outstanding throughout each year:

                                                                              CLASS A
                                     ----------------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31
                                     ---------------------------------------------------------------------------------------
                                         1995(a)             1996(a)            1997(a)           1998(a)          1999(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)    6.43                 5.80               5.95               6.01               6.62
                                          ----                 ----               ----               ----               ----
  Net investment income ($)               0.61                 0.52               0.59               0.58               0.58
  Net realized and unrealized
    gain (loss) on investments,
    foreign currency and forward
    contracts ($)                        (0.58)                0.20              (0.01)              0.63              (0.80)
                                          ----                 ----               ----               ----               ----
TOTAL FROM INVESTMENT OPERATIONS ($)      0.03                 0.72               0.58               1.21              (0.22)
                                          ----                 ----               ----               ----               ----
  Dividends from net investment
    income ($)                           (0.60)               (0.56)             (0.52)             (0.60)             (0.58)
  Distributions from net realized
    gains ($)                            (0.06)               (0.01)                --                 --              (0.09)
  Distribution in excess of net
    realized gains ($)                      --                   --                 --                 --              (0.08)
                                          ----                 ----               ----               ----               ----
TOTAL DISTRIBUTIONS ($)                  (0.66)               (0.57)             (0.52)             (0.60)             (0.75)
                                          ----                 ----               ----               ----               ----
NET ASSET VALUE, END OF YEAR ($)          5.80                 5.95               6.01               6.62               5.65
                                          ====                 ====               ====               ====               ====
Total return(b) (%)                       1.80                12.85              10.30              20.98              (3.19)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
  thousands)                           618,462              646,473            658,413            718,705            648,217
Ratio of operating expenses to
  average net assets (%)                  1.23                 1.17               1.10               1.10               1.06
Ratio of net investment income to
  average net assets (%)                 10.19                 8.88               9.70               9.10               9.63
Portfolio turnover rate (%)              31.55                56.47              81.75              70.53              53.46


                                                                                                                    CLASS B(1)
                                                                                                                    ---------
                                                                                                                     1999(a)(e)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                                                                                5.62
                                                                                                                        ----
  Net investment income ($)                                                                                             0.12
  Net realized and unrealized gain on investments, foreign currency and forward contracts ($)                           0.01
                                                                                                                        ----
TOTAL FROM INVESTMENT OPERATIONS ($)                                                                                    0.13
                                                                                                                        ----
  Dividends from net investment income ($)                                                                             (0.13)
                                                                                                                        ----
TOTAL DISTRIBUTIONS ($)                                                                                                (0.13)
                                                                                                                        ----
NET ASSET VALUE, END OF PERIOD ($)                                                                                      5.62
                                                                                                                        ====
Total return(b) (%)                                                                                                     2.25(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)                                                                             12,732
Ratio of operating expenses to average net assets (%)                                                                   1.74(d)
Ratio of net investment income to average net assets (%)                                                                8.81(d)
Portfolio turnover rate (%)                                                                                            53.46

-----------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.
(e) January 1, 1999 (commencement of share class) to March 31, 1999.

                                                                              CLASS B
                                     ----------------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31
                                     ---------------------------------------------------------------------------------------
                                         1995(a)             1996(a)            1997(a)           1998(a)          1999(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)    6.42                 5.79               5.93               5.98               6.58
                                          ----                 ----               ----               ----               ----
  Net investment income ($)               0.57                 0.46               0.55               0.53               0.53
  Net realized and unrealized
    gain (loss) on investments,
    foreign currency and forward
    contracts ($)                        (0.58)                0.21              (0.02)              0.62              (0.79)
                                          ----                 ----               ----               ----               ----
TOTAL FROM INVESTMENT OPERATIONS ($)     (0.01)                0.67               0.53               1.15              (0.26)
                                          ----                 ----               ----               ----               ----
  Dividends from net investment
    income ($)                           (0.56)               (0.52)             (0.48)             (0.55)             (0.53)
  Distributions from net realized
    gains ($)                            (0.06)               (0.01)                --                 --              (0.09)
  Distribution in excess of net
    realized gains ($)                      --                   --                 --                 --              (0.08)
                                          ----                 ----               ----               ----               ----
TOTAL DISTRIBUTIONS ($)                  (0.62)               (0.53)             (0.48)             (0.55)             (0.70)
                                          ----                 ----               ----               ----               ----
NET ASSET VALUE, END OF YEAR ($)          5.79                 5.93               5.98               6.58               5.62
                                          ====                 ====               ====               ====               ====
Total return(b) (%)                       0.89                12.06               9.35              20.02              (3.77)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
thousands)                             117,767              185,735            259,077            345,797            336,420
Ratio of operating expenses to
  average net assets (%)                  1.98                 1.92               1.85               1.85               1.81
Ratio of net investment income to
  average net assets (%)                  9.65                 7.95               9.01               8.36               8.90
Portfolio turnover rate (%)              31.55                56.47              81.75              70.53              53.46

                                                                             CLASS C
                                    ----------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31
                                    ----------------------------------------------------------------------------------------
                                           1995(a)             1996(a)            1997(a)           1998(a)          1999(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)    6.42                 5.79               5.93               5.99               6.59
                                          ----                 ----               ----               ----               ----
  Net investment income ($)               0.58                 0.46               0.54               0.53               0.53
  Net realized and unrealized
    gain (loss) on investment,
    foreign currency and forward
    contracts ($)                        (0.59)                0.21              (0.00)              0.62              (0.79)
                                          ----                 ----               ----               ----               ----
TOTAL FROM INVESTMENT OPERATIONS ($)     (0.01)                0.67               0.54               1.15              (0.26)
                                          ----                 ----               ----               ----               ----
  Dividends from net investment
    income ($)                           (0.56)               (0.52)             (0.48)             (0.55)             (0.53)
  Distributions from net
    realized gains ($)                   (0.06)               (0.01)                --                 --              (0.09)
  Distribution in excess of net
    realized gains ($)                      --                   --                 --                 --              (0.08)
                                          ----                 ----               ----               ----               ----
TOTAL DISTRIBUTIONS ($)                  (0.62)               (0.53)             (0.48)             (0.55)             (0.70)
                                          ----                 ----               ----               ----               ----
NET ASSET VALUE, END OF YEAR ($)          5.79                 5.93               5.99               6.59               5.63
                                          ====                 ====               ====               ====               ====
Total return(b) (%)                       0.88                12.05               9.52              19.99              (3.76)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
thousands)                               6,766               15,262             28,488             34,586             40,342
Ratio of operating expenses to
  average net assets (%)                  1.98                 1.92               1.85               1.85               1.81
Ratio of net investment income
  to average net assets (%)               9.81                 7.91               9.09               8.35               8.91
Portfolio turnover rate (%)              31.55                56.47              81.75              70.53              53.46

----------------------------------------------------------------------------------------------------------------------------
(a)  Per-share figures have been calculated using the average shares method.
(b)  Does not reflect any front-end or contingent deferred sales charges.

                                                                             CLASS S
                                    ----------------------------------------------------------------------------------------
                                                                       YEARS ENDED MARCH 31
                                    ----------------------------------------------------------------------------------------
                                        1995(a)             1996(a)            1997(a)           1998(a)          1999(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)    6.42                 5.78               5.92               5.98               6.58
                                          ----                 ----               ----               ----               ----
  Net investment income ($)               0.64                 0.53               0.61               0.59               0.58
  Net realized and unrealized
    gain (loss) on investments,
    foreign currency and
    forward contracts ($)                (0.60)                0.20              (0.01)              0.63              (0.77)
                                          ----                 ----               ----               ----               ----
TOTAL FROM INVESTMENT OPERATIONS ($)      0.04                 0.73               0.60               1.22              (0.21)
                                          ----                 ----               ----               ----               ----
  Dividends from net investment
    income ($)                           (0.62)               (0.58)             (0.54)             (0.62)             (0.59)
  Distributions from net
    realized gains ($)                   (0.06)               (0.01)                --                 --              (0.09)
  Distribution in excess of net
    realized gains ($)                      --                   --                 --                 --              (0.08)
                                          ----                 ----               ----               ----               ----
TOTAL DISTRIBUTIONS ($)                  (0.68)               (0.59)             (0.54)             (0.62)             (0.76)
                                          ----                 ----               ----               ----               ----
NET ASSET VALUE, END OF YEAR ($)          5.78                 5.92               5.98               6.58               5.61
                                          ====                 ====               ====               ====               ====
Total return(b) (%)                       1.73                13.19              10.63              21.22              (2.97)
RATIOS/SUPPLEMENTAL DATA:

Net assets at end of year ($
  thousands)                             2,579                3,840              6,255              7,860             48,384
Ratio of operating expenses to
  average net assets (%)                  0.98                 0.92               0.85               0.85               0.81
Ratio of net investment income
  to average net assets (%)              10.85                 8.97              10.04               9.36              10.00
Portfolio turnover rate (%)              31.55                56.47              81.75              70.53              53.46

-----------------------------------------------------------------------------------------------------------------------------
(a)  Per-share figures have been calculated using the average shares method.
(b)  Does not reflect any front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND
THE SHAREHOLDERS OF STATE STREET RESEARCH HIGH INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research High Income Fund (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 7, 1999

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

High Income Fund Class A shares returned -3.19% (does not reflect sales charge) for the 12-month period ended March 31, 1999. Performance lagged the Lipper average high current yield funds which returned -1.94%. The Fund also underperformed the First Boston High Yield Index, which returned -0.75%.

A volatile market environment hurt the Fund, especially in the second half of the year. The manager increased the quality of bonds held in the Fund and shortened its duration. The Fund continued to invest the largest portion of its assets in the telecommunications and broadcasting industries on the belief that these industries continue to demonstrate potential to benefit from deregulation, new technologies, and high product demand for voice, data, wire and wireless communications.

March 31, 1999

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Performance reflects maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charges, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The First Boston High Yield Index is a commonly used measure of bond market performance. The index is unmanaged and does not take transaction charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.
                          CHANGE IN VALUE OF $10,000
                  BASED ON THE FIRST BOSTON HIGH YIELD INDEX
                    COMPARED TO CHANGE IN VALUE OF $10,000
                         INVESTED IN HIGH INCOME FUND

SSR HIGH INCOME FUND - CLASS A
LINE CHART DATA

                                                             VALUE OF
                                                             ACCOUNT OF
                                                           FIRST BOSTON
                                     VALUE OF               HIGH YIELD
                                    ACCOUNT AT               INDEX AT
           DATE                      YEAR END                YEAR END
           ----                      --------              -------------
        March 31, 1989               $ 9,550                  $10,000
        March 31, 1990                 8,910                    9,612
        March 31, 1991                 9,105                   10,948
        March 31, 1992                11,740                   14,367
        March 31, 1993                13,935                   16,572
        March 31, 1994                15,965                   18,222
        March 31, 1995                16,253                   19,098
        March 31, 1996                18,340                   21,873
        March 31, 1997                20,230                   24,426
        March 31, 1998                24,474                   27,927
        March 31, 1999                23,693                   27,718


SSR HIGH INCOME FUND - CLASS B
LINE CHART DATA
                                                             VALUE OF
                                                             ACCOUNT OF
                                                           FIRST BOSTON
                                     VALUE OF               HIGH YIELD
                                    ACCOUNT AT               INDEX AT
           DATE                      YEAR END                YEAR END
           ----                      --------              -------------
        March 31, 1989               $10,000                  $10,000
        March 31, 1990                 9,330                    9,612
        March 31, 1991                 9,534                   10,948
        March 31, 1992                12,293                   14,367
        March 31, 1993                14,591                   16,572
        March 31, 1994                16,594                   18,222
        March 31, 1995                16,742                   19,098
        March 31, 1996                18,761                   21,873
        March 31, 1997                20,515                   24,426
        March 31, 1998                24,622                   27,927
        March 31, 1999                23,693                   27,718


SSR HIGH INCOME FUND - CLASS B(1)
LINE CHART DATA

                                                             VALUE OF
                                                             ACCOUNT OF
                                                           FIRST BOSTON
                                     VALUE OF               HIGH YIELD
                                    ACCOUNT AT               INDEX AT
           DATE                      YEAR END                YEAR END
           ----                      --------              -------------
        March 31, 1989               $10,000                  $10,000
        March 31, 1990                 9,330                    9,612
        March 31, 1991                 9,534                   10,948
        March 31, 1992                12,293                   14,367
        March 31, 1993                14,591                   16,572
        March 31, 1994                16,594                   18,222
        March 31, 1995                16,742                   19,098
        March 31, 1996                18,761                   21,873
        March 31, 1997                20,515                   24,426
        March 31, 1998                24,622                   27,927
        March 31, 1999                23,693                   27,718


SSR HIGH INCOME FUND - CLASS C
LINE CHART DATA

                                                             VALUE OF
                                                             ACCOUNT OF
                                                           FIRST BOSTON
                                     VALUE OF               HIGH YIELD
                                    ACCOUNT AT               INDEX AT
           DATE                      YEAR END                YEAR END
           ----                      --------              -------------
        March 31, 1989               $10,000                  $10,000
        March 31, 1990                 9,330                    9,612
        March 31, 1991                 9,534                   10,948
        March 31, 1992                12,293                   14,367
        March 31, 1993                14,591                   16,572
        March 31, 1994                16,591                   18,222
        March 31, 1995                16,736                   19,098
        March 31, 1996                18,753                   21,873
        March 31, 1997                20,538                   24,426
        March 31, 1998                24,642                   27,927
        March 31, 1999                23,715                   27,718


SSR HIGH INCOME FUND - CLASS S
LINE CHART DATA

                                                             VALUE OF
                                                             ACCOUNT OF
                                                           FIRST BOSTON
                                     VALUE OF               HIGH YIELD
                                    ACCOUNT AT               INDEX AT
           DATE                      YEAR END                YEAR END
           ----                      --------              -------------

        March 31, 1989               $10,000                  $10,000
        March 31, 1990                 9,330                    9,612
        March 31, 1991                 9,534                   10,948
        March 31, 1992                12,293                   14,367
        March 31, 1993                14,591                   16,572
        March 31, 1994                16,730                   18,222
        March 31, 1995                17,018                   19,098
        March 31, 1996                19,264                   21,873
        March 31, 1997                21,311                   24,426
        March 31, 1998                25,832                   27,927
        March 31, 1999                25,065                   27,718

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
HIGH INCOME FUND                           Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company
One Financial Center                       BARTLETT R. GEER                       BRUCE R. BOND
Boston, MA 02111                           Vice President                         Chairman of the Board,
                                                                                  Chief Executive Officer
DISTRIBUTOR                                JOHN H. KALLIS                         and President,
State Street Research                      Vice President                         PictureTel Corporation
Investment Services, Inc.
One Financial Center                       THOMAS A. SHIVELY
Boston, MA 02111                           Vice President                         STEVE A. GARBAN
                                                                                  Former Senior Vice President
SHAREHOLDER SERVICES                       JAMES M. WEISS                         for Finance and Operations and
State Street Research                      Vice President                         Treasurer, The Pennsylvania
Service Center                                                                    State University
P.O. Box 8408                              GERARD P. MAUS
Boston, MA 02266-8408                      Treasurer
1-800-562-0032                                                                    MALCOLM T. HOPKINS
                                           JOSEPH W. CANAVAN                      Former Vice Chairman of the
CUSTODIAN                                  Assistant Treasurer                    Board and Chief Financial
State Street Bank and                                                             Officer, St. Regis Corp.
Trust Company                              DOUGLAS A. ROMICH
225 Franklin Street                        Assistant Treasurer
Boston, MA 02110                                                                  DEAN O. MORTON
                                           FRANCIS J. MCNAMARA, III               Former Executive Vice President,
LEGAL COUNSEL                              Secretary and General Counsel          Chief Operating Officer and
Goodwin, Procter & Hoar LLP                                                       Director, Hewlett-Packard Company
Exchange Place                             DARMAN A. WING
Boston, MA 02109                           Assistant Secretary and
                                           Assistant General Counsel              SUSAN M. PHILLIPS
INDEPENDENT ACCOUNTANTS                                                           Dean, School of Business and
PricewaterhouseCoopers LLP                 AMY L. SIMMONS                         Public Management, George
160 Federal Street                         Assistant Secretary                    Washington University; former
Boston, MA 02110                                                                  Member of the Board of Governors
                                                                                  of the Federal Reserve System and
                                                                                  Chairman and Commissioner of
                                                                                  the Commodity Futures Trading
                                                                                  Commission

                                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  The Glen Ellen Company
                                                                                  Vice President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH HIGH INCOME FUND
One Financial Center                                        -------------------
Boston, MA 02111                                                 Bulk Rate
                                                               U.S. Postage
                                                                   PAID
                                                                Permit #6
                                                               Hartford, CT
                                                            -------------------

QUESTIONS? COMMENTS?

Call us at 1-800-562-0032 or
     [hearing-impaired 1-800-676-7876]

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

E-MAIL us at:
     info@ssrfunds.com

INTERNET site:
     www.ssrfunds.com

[logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research High Income Fund prospectus. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.

When used in after June 30, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: (0500)SSR-LD

                                                                    HI-624F-0599

-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                 MANAGED ASSETS
                               ------------------

                               ANNUAL REPORT

                               March 31, 1999

                               --------------------
                                  WHAT'S INSIDE
                               --------------------

                               FROM THE CHAIRMAN
                               Americans benefited from a
                               healthy economy

                               PORTFOLIO MANAGER'S REVIEW
                               A disappointing year

                               FUND INFORMATION
                               Facts and figures

                               PLUS, COMPLETE PORTFOLIO HOLDINGS
                               AND FINANCIAL STATEMENTS

                                                        STATE STREET RESEARCH
----------------------                                  ---------------------
        DALBAR
HONORS COMMITMENT TO:                                        75 YEARS
      INVESTORS
        1998                                            ---------------------
----------------------                                     LASTING VALUES
                                                        ---------------------
   For Excellence                                          LEADING IDEAS
         in
 Shareholder Service
                                                     STATE STREET RESEARCH FUNDS

FROM THE CHAIRMAN

[Photo of Ralph F. Verni]

DEAR SHAREHOLDER:
In a year marked by market volatility at home and currency upheaval abroad, Americans continued to reap the benefits of a healthy economy. Inflation remained low, unemployment hovered around 4%, wages rose, and prices fell at the gas pump and in the mortgage market. Many Americans took their prosperity to the mall: The holiday season was strong and retail sales rose. However, the nation's savings rate fell below zero.

STOCKS
It was a strong 12 months for the U.S. stock market. A correction late in the summer was short-lived as most segments of the U.S. stock market staged a comeback in the fourth quarter. The Dow Jones Industrial Average pierced the 10,000 mark in the first quarter of 1999, then fell back to close short of the new milestone at the end of the period.

Large-company growth stocks and technology stocks were the strongest performers, led by Internet stocks, which delivered amazing returns. However, gains were concentrated in a narrow band of stocks. Small and medium-sized company stocks continued to lag the market, and the gap between growth stocks and value stocks widened.

BONDS
The bond market benefited from the Federal Reserve Board's three quick interest rate cuts in the fall as the 30-year U.S. Treasury bond yield hit a low of 5.0%. After struggling under the weight of a robust economy, this benchmark yield climbed back up to 5.7% late in the period. Bond prices move in the opposite direction of yields. As a result, the value of U.S. Treasury bonds fell during the period. High-yield "junk" bonds had been weak, but bounced back on the strong economic news to close among the best bond market performers in the first quarter of 1999.

INTERNATIONAL
Foreign markets delivered mixed returns. Expectations surrounding the debut of the euro, the new common currency shared by 11 nations, helped European markets in the first half of this reporting period. But the luster was short-lived. Most European economies are still suffering from the Asian flu, and most European markets stumbled in the first quarter of 1999. Asian emerging markets have started to show some signs of life, while Latin emerging markets remain mired in currency woes. Once again, economists predicted a comeback for Japan, and once again, they were disappointed. However, Japan's stock market managed to deliver a double-digit return, encouraged by corporate restructurings and signs that Japan's central bank is beginning to take steps that could help get the economy back on track.

OUTLOOK AND OPPORTUNITIES
As investors, you may have been unsettled by the market's volatility in the past 12 months. But remember, volatility also creates opportunities. Regardless of the environment, we are confident that our in-depth research can help us uncover good values in companies and markets, both at home and abroad. As always, we will exercise diligence in finding new investments and in monitoring those we already own. Thank you for your confidence in State Street Research.

Sincerely,

[Graphic Omitted]
Ralph F. Verni, Chairman
March 31, 1999

(1) The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Aggregate Bond Index is a commonly used index of bond market performance. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

(2) -1.25% for Class B(1) shares; -1.31% for Class B shares; -1.33% for Class C shares; -0.41% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gain distributions and income dividends at net asset value. Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B (1) was introduced on January 1, 1999.

(4) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

(5) The Fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the Fund's returns may have been lower.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 1999)
--------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON MARCH 31, 1989(3)
(Class A shares, at maximum applicable sales charge)

                            Managed Assets
               ------------------------------------
               3/89                         $ 9,425
               3/90                          10,440
               3/91                          10,864
               3/92                          12,308
               3/93                          14,344
               3/94                          15,915
               3/95                          16,157
               3/96                          19,800
               3/97                          22,273
               3/98                          28,871
               3/99                          28,681

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)(5)
--------------------------------------------------------------------------------
                     LIFE OF FUND
                   (since 12/29/88)       10 YEARS      5 YEARS        1 YEAR
--------------------------------------------------------------------------------
  Class A               11.27%              11.11%        11.18%        -6.37%
--------------------------------------------------------------------------------
  Class B(1)            11.44%              11.29%        11.42%        -5.74%
--------------------------------------------------------------------------------
  Class B               11.44%              11.28%        11.41%        -5.79%
--------------------------------------------------------------------------------
  Class C               11.44%              11.29%        11.66%        -2.23%
--------------------------------------------------------------------------------
  Class S               12.07%              11.93%        12.75%        -0.41%

PORTFOLIO MANAGER'S REVIEW
Managed Assets: A disappointing year

[Photo of Peter C. Bennett]

      Peter C. Bennett
     Portfolio Manager

We spoke with Peter Bennett, portfolio manager of State Street Research Managed Assets about the year ended March 31, 1999 and his views on the financial markets and economy in the year ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: It was a disappointing year for the Fund. Class A shares returned -0.66% [does not reflect sales charge](2) for the 12 months ended March 31, 1999. The Fund underperformed the Lipper average flexible portfolio fund, which gained 6.08%. Over the same period, the Fund also underperformed the Lehman Brothers Aggregate Bond Index, which returned 6.49%. The S&P 500 returned 18.49% for the same 12-month period.(1)

Q: WHAT ACCOUNTED FOR THE FUND'S WEAK PERFORMANCE?
A: It was an unusual period in the market in that diversification, which would normally provide a cushion against volatility in a choppy market, failed us last year. The market was ruled by large-cap growth stocks, and to the extent that we had any investments outside of that segment, there were disappointments. In fact, the Fund's investment in large-cap growth stocks returned 29% -- significantly higher than the S&P 500 -- with strong stock selection accounting for our substantial outperformance.

Q: HOW DID THE FUND'S LARGE-CAP GROWTH PERFORMANCE COMPARE TO OTHER AREAS WHERE INVESTMENTS WERE MADE?
A: This is a broadly-diversified fund by design. Unfortunately, those gains were more than offset by the Fund's investments in other market segments. For example, the Fund's investment in value stocks, which accounted for approximately 20% of the portfolio, returned -12%. Small-cap growth stocks, which accounted for 10% of the portfolio, returned -20%. And the Fund's investment in energy stocks, which represented a modest 4% of total assets, was off more than 57% for the year.

Q: HOW DID THE FUND'S INTERNATIONAL INVESTMENTS PERFORM?
QUITE WELL. ALTHOUGH INTERNATIONAL MARKETS FAILED TO KEEP PACE WITH THE U.S., THE FUND'S INTERNATIONAL EQUITY INVESTMENTS -- PRIMARILY IN JAPAN AND EUROPE -- ROSE APPROXIMATELY 9%. THE FUND'S INVESTMENTS IN INTERNATIONAL BONDS DID EVEN BETTER -- UP MORE THAN 20% FOR THE YEAR.

Q: HOW DID YOU MANAGE THE BOND PORTION OF THE PORTFOLIO?
A: We invested 35% of the Fund's assets in a mix of investment-grade, high-yield, and international bonds. This reflects our opinion that bonds were attractively priced in the prevailing environment. In fact, the single largest asset category at the end of the period was high-grade debt. Real bond returns have been high after adjusting for inflation, and historically the market risks associated with bonds have been lower.

Q: DID YOU ADJUST THE FUND'S ASSET ALLOCATION DURING THE PERIOD?
A: No significant changes were made to the portfolio. The Fund is designed to offer broad diversification among a number of different asset classes and investment styles. The volatility in world financial markets has made us cautious. And while our strategic positioning is prudent, it clearly hurt us in the past year.

Over the long term, we believe this approach should help cushion investors against market volatility so we are sticking with our discipline. And, we believe that many areas of the market that were beaten down are positioned to rebound as investors begin to look for better value.

Q: WHAT IS YOUR OUTLOOK?
A: We continue to believe that the U.S. economy is in good shape. Although corporate earnings growth has slowed, we expect modest growth of about 6% to 8% in 1999. Rising commodity prices and higher wages may put downward pressure on corporate profit margins. However, we expect higher productivity to offset these increases. Short-term interest rates remain low, and we believe they could even come down later this year.

Any way you measure them, valuations are extremely high for large-cap growth stocks. The balance of the market is more reasonably priced, and we believe that offers opportunity for the Fund's broadly diversified portfolio.

March 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSET ALLOCATION                           TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)              (by percentage of net assets)

Equities                        57%        COMMERCIAL SERVICES             4.2%
Bonds                           35%        COMPUTER TECHNOLOGY             3.6%
Net Cash                         4%        DRUGS & BIOTECHNOLOGY           2.9%
Inflation Responsive             4%        TELECOMMUNICATIONS              2.7%
                                           ELECTRIC UTILITIES              2.3%

STATE STREET RESEARCH MANAGED ASSETS
------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------
March 31, 1999
------------------------------------------------------------------------------------------------------
                                                                                            VALUE
                                                                        SHARES             (NOTE 1)
------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 57.1%
AUTOMOBILES & TRANSPORTATION 0.3%

AIR TRANSPORT 0.3%
CHC Helicopter Corp. Cl. A ....................................          2,000            $      4,625
Mesa Air Group, Inc.* .........................................         46,000                 287,500
UAL Corp. .....................................................         12,500                 971,875
US Airways Group Inc.* ........................................         13,700                 668,731
                                                                                          ------------
                                                                                             1,932,731
                                                                                          ------------
MISCELLANEOUS TRANSPORTATION 0.0%
Golden Ocean Group Ltd. Wts.*+ ................................            500                     250
                                                                                          ------------
Total Automobiles & Transportation ............................                              1,932,981
                                                                                          ------------
CONSUMER DISCRETIONARY 11.9%

ADVERTISING AGENCIES 1.6%
Lamar Advertising Co. Cl. A* ..................................         21,000                 712,687
Valassis Communications Inc. ..................................        178,700               9,247,725
Young & Rubicam Inc.* .........................................         35,000               1,426,250
                                                                                          ------------
                                                                                            11,386,662
                                                                                          ------------
CASINOS/GAMBLING, HOTEL/MOTEL 1.3%
Goldriver Hotel & Casino Corp. Cl. B*(+) ......................         20,000                   2,500
GTech Holdings Corp.* .........................................         57,500               1,401,562
Harrah's Entertainment Inc.* ..................................        216,000               4,117,500
Mirage Resorts Inc.* ..........................................        165,400               3,514,750
Motels of America Inc.*+ ......................................            500                   3,378
                                                                                          ------------
                                                                                             9,039,690
                                                                                          ------------
COMMERCIAL SERVICES 4.2%
A.C. Nielson Corp.* ...........................................        274,600               7,448,525
Abacus Direct Corp.* ..........................................          5,100                 418,200
Allied Waste Industries Inc. ..................................         35,500                 512,531
America Online Inc.* ..........................................         71,600              10,453,600
Autobytel Inc. ................................................          2,200                  92,125
Autoweb.com Inc. ..............................................            400                  14,250
Casella Waste Systems Inc. Cl. A* .............................         30,300                 683,644
Cendant Corp.* ................................................        105,200               1,656,900
Cheap Tickets Inc. ............................................          2,100                  70,613
Copart Inc. ...................................................         34,400                 713,800
Corporate Executive Board Co. .................................          6,100                 160,888
Critical Path Inc. ............................................          1,300                 100,100
GeoCities .....................................................          3,400                 372,513
Maximus Inc.* .................................................         29,100                 847,537
META Group Inc.* ..............................................         18,200                 279,825
Miningco Common Inc. ..........................................          3,300                 295,350
Priceline.com, Inc.* ..........................................            800                  66,300
ProBusiness Services Inc.* ....................................         18,200                 764,400
Protection One Inc. Wts.*+ ....................................            800                   2,600
Steiner Leisure Ltd.* .........................................         47,899               1,472,894
Valley Media Inc. .............................................         13,800                 313,950
Waste Connections Inc. ........................................         21,400                 510,925
Waste Management Inc.* ........................................         71,000               3,150,625
Ziff-Davis Inc. ...............................................          1,000                  36,000
                                                                                          ------------
                                                                                            30,438,095
                                                                                          ------------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 0.7%
Chancellor Media Corp. ........................................         26,400               1,244,100
Cinar Films Inc. Cl. B* .......................................         41,500                 954,500
Time Warner Inc. ..............................................         47,000               3,339,937
                                                                                          ------------
                                                                                             5,538,537
                                                                                          ------------
CONSUMER ELECTRONICS 0.2%
Abovenet Communications Inc. ..................................          3,200                 418,800
InfoSpace.com Inc. ............................................          1,200                 106,350
iVillage Inc.* ................................................            800                  80,400
Multex Systems Inc. ...........................................            900                  56,250
TheGlobe.com, Inc. ............................................          5,800                 302,325
Xoom.com, Inc. ................................................          2,100                 140,831
                                                                                          ------------
                                                                                             1,104,956
                                                                                          ------------
CONSUMER SERVICES 0.2%
Bright Horizons Family Solutions Corp. ........................         21,000                 459,375
Central Rents Inc.*+ ..........................................            250                   5,500
Corinthian Colleges Inc. ......................................          5,800                 127,600
DeVry Inc.* ...................................................         31,500                 913,500
ITT Educational Services Inc. .................................          3,100                 116,444
Strayer Education Inc. ........................................          3,700                 136,900
                                                                                          ------------
                                                                                             1,759,319
                                                                                          ------------
PRINTING & PUBLISHING 0.8%
General Media Inc. Wts.*(+) ...................................            250                     250
Hollinger International, Inc. Cl. A* ..........................        443,100               6,009,544
Sullivan Holdings Inc.* .......................................            149                  53,467
                                                                                          ------------
                                                                                             6,063,261
                                                                                          ------------
RESTAURANTS 0.5%
McDonald's Corp. ..............................................         77,600               3,516,250
                                                                                          ------------
RETAIL 2.3%
Aviation Sales Co. ............................................         12,100                 538,450
CSK Auto Corp.* ...............................................         27,500                 823,281
Federated Department Stores Inc.* .............................         46,800               1,877,850
Global Imaging Systems,  Inc. .................................         25,200                 335,475
Guitar Center Inc.* ...........................................         14,500                 296,344
Home Depot Inc. ...............................................         47,500               2,956,875
Jones Apparel Group Inc.* .....................................         27,000                 754,312
Linens 'n Things Inc.* ........................................         11,300                 512,738
Men's Wearhouse, Inc.* ........................................         13,000                 375,375
Saks Inc.* ....................................................         28,725                 746,850
Staples Inc.* .................................................        112,350               3,693,506
Ticketmaster Online City Search, Inc. Cl. B ...................          2,000                  67,250
Wal-Mart Stores, Inc. .........................................         35,700               3,291,094
                                                                                          ------------
                                                                                            16,269,400
                                                                                          ------------
SHOES 0.1%
Acme Boot Co.*+# ..............................................            250                     250
Stride Rite Corp. .............................................         43,000                 526,750
                                                                                          ------------
                                                                                               527,000
                                                                                          ------------
Total Consumer Discretionary ..................................                             85,643,170
                                                                                          ------------
CONSUMER STAPLES 3.4%

BEVERAGES 0.7%
Anheuser-Busch Companies, Inc. ................................         54,700               4,167,456
Golden State Vintners Inc. Cl. B* .............................         29,300                 349,769
Seven-Up/RC Bottling Co. of Southern California*# .............         26,250                 315,000
                                                                                          ------------
                                                                                             4,832,225
                                                                                          ------------
DRUG & GROCERY STORE CHAINS 1.9%
CVS Corp. .....................................................         37,200               1,767,000
Duane Reade Inc.* .............................................         23,300                 649,488
Hannaford Brothers Co. ........................................         95,000               4,316,562
Kroger Co.* ...................................................         47,600               2,850,050
Rite Aid Corp. ................................................         59,200               1,480,000
Safeway Inc. ..................................................         53,000               2,719,562
                                                                                          ------------
                                                                                            13,782,662
                                                                                          ------------
FOODS 0.2%
Keebler Foods Co.* ............................................         28,700               1,047,550
                                                                                          ------------
HOUSEHOLD PRODUCTS 0.4%
Dial Corp. ....................................................         25,100                 862,812
Procter & Gamble Co. ..........................................         21,100               2,066,481
                                                                                          ------------
                                                                                             2,929,293
                                                                                          ------------
TOBACCO 0.2%
RJR Nabisco Holdings Corp. ....................................         27,600                 690,000
UST Inc. ......................................................         34,700                 906,537
                                                                                          ------------
                                                                                             1,596,537
                                                                                          ------------
Total Consumer Staples ........................................                             24,188,267
                                                                                          ------------
FINANCIAL SERVICES 6.4%

BANKS & SAVINGS & LOAN 1.5%
Astoria Financial Corp. .......................................         15,800                 790,000
Chase Manhattan Corp. .........................................         25,700               2,089,731
City National Corp. ...........................................          9,100                 280,963
Golden State Bancorp Inc. .....................................         20,000                 445,000
Golden State Bancorp Inc. Wts.* ...............................         20,000                  96,875
Golden West Financial Corp. ...................................         14,800               1,413,400
Goldriver Finance Corp. Liquidation Trust Units(+) ............        500,000                   6,235
Mercantile Bankshares Corp. ...................................         36,300               1,343,100
One Valley Bancorp Inc.* ......................................          7,300                 254,588
Peoples Heritage Financial Group ..............................        132,300               2,381,400
Saint Paul Bancorp, Inc. ......................................         13,500                 292,359
Southtrust Corp. ..............................................         33,900               1,264,894
TCF Financial Corp. ...........................................         11,100                 288,600
                                                                                          ------------
                                                                                            10,947,145
                                                                                          ------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 0.3%
Bisys Group Inc.* .............................................          4,400                 247,500
International Telecommuniction Data Systems, Inc.* ............         23,400                 289,575
Nova Corp.* ...................................................         46,300               1,215,375
Profit Recovery Group International Inc. ......................         14,900                 588,550
                                                                                          ------------
                                                                                             2,341,000
                                                                                          ------------
INSURANCE 2.0%
Ace Ltd. ......................................................        176,000               5,489,000
American International Group Inc. .............................         19,350               2,334,094
Mutual Risk Management Ltd. ...................................         14,100                 539,325
Saint Paul Companies, Inc. ....................................         29,300                 910,131
Terra Nova Holdings Ltd. Cl. A* ...............................         17,900                 391,563
UNUM Corp. ....................................................         99,600               4,737,225
                                                                                          ------------
                                                                                            14,401,338
                                                                                          ------------
MISCELLANEOUS FINANCIAL 1.9%
AMBAC Inc. ....................................................        103,100               5,567,400
ARM Financial Group, Inc. Cl. A* ..............................         17,000                 253,938
Capital One Financial Corp. ...................................         20,700               3,125,700
Capital Re Corp. ..............................................          9,700                 167,325
Citigroup, Inc. ...............................................         44,000               2,810,500
Heller Financial Inc. Cl. A ...................................         24,100                 566,350
Metris Companies Inc.* ........................................         10,800                 436,050
RB Asset Inc. Series A Pfd. ...................................         20,000                 372,400
T & W Financial Corp.* ........................................         41,500                 347,563
                                                                                          ------------
                                                                                            13,647,226
                                                                                          ------------
REAL ESTATE INVESTMENT TRUSTS 0.1%
First Industrial Realty Trust Inc. ............................         11,300                 270,494
Golf Trust of America Inc.* ...................................          9,000                 201,375
IndyMac Mortgage Holdings Inc. ................................         26,800                 291,450
Liberty Property Trust ........................................         11,700                 242,775
                                                                                          ------------
                                                                                             1,006,094
                                                                                          ------------
RENTAL & LEASING SERVICES: COMMERCIAL 0.1%
United Rentals Inc. ...........................................         28,500                 812,250
                                                                                          ------------
SECURITIES BROKERAGE & SERVICES 0.5%
Bear Stearns Company Inc. .....................................         38,010               1,698,572
Knight/Trimark Group, Inc. Cl. A* .............................         19,300               1,293,100
Waddell & Reed Financial Inc. Cl. A* ..........................         10,700                 219,350
                                                                                          ------------
                                                                                             3,211,022
                                                                                          ------------
Total Financial Services ......................................                             46,366,075
                                                                                          ------------
HEALTH CARE 3.8%

DRUGS & BIOTECHNOLOGY 2.9%
Abbott Laboratories Inc. ......................................         52,000               2,434,250
Axogen Ltd. ...................................................         14,500                 451,313
Baxter International Inc. .....................................         38,500               2,541,000
Biovail Corp.* ................................................         65,600               2,525,600
Elan Corp. PLC ................................................         14,500                 619,875
Intelligent Polymers Ltd.* ....................................         81,300               2,276,400
Pfizer Inc. ...................................................         16,300               2,261,625
Pharmacia & Upjohn Inc. .......................................         57,700               3,599,037
PharmaPrint Inc.* .............................................         29,400                 264,600
Quintiles Transnational Corp. .................................         16,441                 620,633
Schering-Plough Corp. .........................................         57,200               3,163,875
Spiros Development Corp.* .....................................         59,900                 509,150
                                                                                          ------------
                                                                                            21,267,358
                                                                                          ------------
HEALTH CARE FACILITIES 0.3%
Healthsouth Corp.* ............................................         36,152                 375,077
Total Renal Care Holdings Inc.* ...............................        151,733               1,669,063
                                                                                          ------------
                                                                                             2,044,140
                                                                                          ------------
HEALTH CARE SERVICES 0.6%
Eclipsys Corp. ................................................         11,965                 252,761
Healtheon Corp. ...............................................          9,300                 395,541
IMPATH Inc.* ..................................................         18,100                 443,450
NCS Healthcare Inc. Cl. A* ....................................         33,300                 399,600
Quorum Health Group Inc.* .....................................        188,900               1,889,000
Wesley Jessen Vision Care Inc.* ...............................         30,200                 832,387
                                                                                          ------------
                                                                                             4,212,739
                                                                                          ------------
Total Health Care .............................................                             27,524,237
                                                                                          ------------
INTEGRATED OILS 1.1%

INTEGRATED DOMESTIC 0.6%
Kerr-McGee Corp. ..............................................         55,423               1,818,567
Lyondell Petrochemical Co. ....................................         23,000                 314,813
Unocal Corp. ..................................................         54,500               2,006,281
                                                                                          ------------
                                                                                             4,139,661
                                                                                          ------------
INTEGRATED INTERNATIONAL 0.5%
Exxon Corp. ...................................................         31,800               2,243,887
Total SA Cl. B ADR ............................................         23,800               1,451,800
                                                                                          ------------
                                                                                             3,695,687
                                                                                          ------------
Total Integrated Oils .........................................                              7,835,348
                                                                                          ------------
MATERIALS & PROCESSING 2.6%

BUILDING & CONSTRUCTION 0.0%
Waxman Industries Inc. Wts.*+ .................................         29,500                  29,500
                                                                                          ------------
CHEMICALS 1.0%
Agrium Inc. ...................................................        320,100               2,940,919
Cabot Oil & Gas Corp. .........................................        191,600               4,071,500
Cambrex Corp. .................................................         15,700                 347,363
                                                                                          ------------
                                                                                             7,359,782
                                                                                          ------------
CONTAINERS & PACKAGING 0.2%
Equitable Bag Inc.* ...........................................         47,600                  19,040
Smurfit Stone Container Corp. .................................         66,200               1,278,487
                                                                                          ------------
                                                                                             1,297,527
                                                                                          ------------
DIVERSIFIED MANUFACTURING 1.0%
Ball Corp. ....................................................        157,700               7,402,044
                                                                                          ------------
FOREST PRODUCTS 0.2%
Champion International Corp. ..................................         31,200               1,281,150
                                                                                          ------------
MISCELLANEOUS MATERIALS & PROCESSING 0.0%
Ladish Inc. Wts.*(+) ..........................................         15,095                  85,664
                                                                                          ------------
PAPER & FOREST PRODUCTS 0.2%
Bowater Inc. ..................................................         26,700               1,057,987
                                                                                          ------------
STEEL 0.0%
Bar Technologies Inc. Wts.*+ ..................................            250                  13,750
                                                                                          ------------
TEXTILE & PRODUCTS 0.0%
Cluett American Corp. Sr. Exch. Pfd.<> ........................          2,807                 233,683
                                                                                          ------------
Total Materials & Processing ..................................                             18,761,087
                                                                                          ------------
NON-US EQUITIES 8.8%

Asia Pacific Wire & Cable Corp. Ltd.* .........................        200,400                 488,475
Banco Di Roma .................................................        589,500                 956,095
British Petroleum Co. PLC* ....................................        109,800               1,856,038
Cable & Wireless PLC ..........................................        111,900               1,264,637
Clearnet Communications Inc. Wts.* ............................          2,640                  17,160
Continental AG ................................................        124,900               3,092,600
Credit Commerce France ........................................         11,300               1,044,038
Econophone Inc. Wts.*+ ........................................            750                   7,500
Energy Africa Ltd.* ...........................................        553,800                 876,301
Equitable Bag Inc. Pfd.* ......................................          4,760                  52,360
Gentex Corp. ..................................................         10,500                 226,406
Granite Broadcasting Corp. Exch. Pfd.<> .......................            326                 333,646
Gulfstream Resources Ltd.++ ...................................        156,800                 453,936
IXOS Software AG ..............................................          7,400               1,876,292
Kirin Brewery Co. .............................................        192,700               2,258,731
Kokuyo Co. ....................................................         97,000               1,600,625
L.M. Ericsson Telephone Co. Cl. B* ............................         92,800               2,259,832
Lernout & Hauspie Speech Products NV ADR* .....................         58,100               1,743,000
Morse Holdings PLC ............................................        300,000               1,210,875
National Bank of Canada .......................................        239,900               3,504,336
Nokia AB Cl. K* ...............................................         12,800               2,062,159
Orange Corp. ..................................................         40,000                 559,263
Packaging Corp. of America Sr. Pfd.<> .........................            400                  40,000
Pharmacia & Upjohn ............................................         36,800               2,316,523
Post Energy Corp.*++ ..........................................        142,100                 404,790
PTT Exploration & Production Public Co. Ltd.* .................        127,200                 989,013
QP Corp. ......................................................        306,000               2,403,243
Richland Petroleum Corp .......................................         44,600                  67,956
Seagull Energy Corp.* .........................................        225,088               1,533,412
Sema Group PLC* ...............................................        224,100               2,518,193
Shaw Communications Inc. Cl. B ................................         80,200               2,581,437
Snow Brand Milk Co. ...........................................        268,000               1,471,097
Societe Generale ..............................................          6,800               1,308,744
Softbank Corp. ................................................         31,100               3,487,801
Takara Shuzo Co. ..............................................        413,000               2,615,800
Telecom Italia SPA* ...........................................        285,500               3,037,576
Tieto Corp. ...................................................         50,100               2,066,608
WM Data AB Cl. B* .............................................         50,000               1,954,219
Wolters Kluwer NV* ............................................         15,300               2,779,243
Xl Capital Ltd. ...............................................         62,901               3,821,236
                                                                                          ------------
Total Non-US Equities .........................................                             63,141,196
                                                                                          ------------
OTHER 2.0%

MULTI-SECTOR 2.0%
Gencorp Inc. ..................................................        113,300               2,039,400
General Electric Co. ..........................................         43,400               4,801,125
Johnson Controls Inc. .........................................         11,500                 717,312
Ogden Corp. ...................................................        144,200               3,469,812
Teleflex Inc. .................................................         10,500                 357,656
Tyco International Ltd. .......................................         45,400               3,257,450
                                                                                          ------------
                                                                                            14,642,755
                                                                                          ------------
Total Other ...................................................                             14,642,755
                                                                                          ------------
OTHER ENERGY 1.5%

GAS PIPELINES 0.9%
Williams Companies Inc. .......................................        171,689               6,781,715
                                                                                          ------------
OIL & GAS PRODUCERS 0.1%
Abacan Resources Corp.*++ .....................................        539,500                  92,729
Maxx Petroleum Ltd.*++ ........................................        123,850                 278,663
                                                                                          ------------
                                                                                               371,392
                                                                                          ------------
OIL WELL EQUIPMENT & SERVICES 0.5%
Calpine Corp.* ................................................         24,500                 892,719
Halliburton Co. ...............................................         57,500               2,213,750
Willbros Group Inc.* ..........................................         30,300                 157,181
                                                                                          ------------
                                                                                             3,263,650
                                                                                          ------------
Total Other Energy ............................................                             10,416,757
                                                                                          ------------
PRODUCER DURABLES 1.9%

AEROSPACE 0.1%
Heico Corp. Cl. A .............................................         26,400                 564,300
Ladish Inc.*(+) ...............................................          8,667                  59,583
                                                                                          ------------
                                                                                               623,883
                                                                                          ------------
ELECTRICAL EQUIPMENT & COMPONENTS 0.6%
General Semiconductor Inc. ....................................         20,700                 150,075
Mark IV Industries Inc. .......................................        294,500               3,846,906
                                                                                          ------------
                                                                                             3,996,981
                                                                                          ------------
ELECTRONICS: INDUSTRIAL 0.1%
Mettler Toledo International Inc. .............................         20,800                 514,800
                                                                                          ------------
MACHINERY 0.5%
Chatwins Group Inc.+ ..........................................            500                     500
Helix Technology Corp.* .......................................         12,100                 186,038
Howmet International Inc.* ....................................        246,300               3,525,169
                                                                                          ------------
                                                                                             3,711,707
                                                                                          ------------
OFFICE FURNITURE & BUSINESS EQUIPMENT 0.4%
Anacomp Inc. Wts.* ............................................          4,941                  37,521
Xerox Corp. ...................................................         59,000               3,149,125
                                                                                          ------------
                                                                                             3,186,646
                                                                                          ------------
PRODUCTION TECHNOLOGY EQUIPMENT 0.1%
Cymer Inc.* ...................................................         20,800                 413,400
Dupont Photomasks Inc. ........................................          6,200                 245,675
Novellus Systems Inc.* ........................................          3,500                 192,938
                                                                                          ------------
                                                                                               852,013
                                                                                          ------------
TELECOMMUNICATIONS EQUIPMENT 0.1%
L-3 Communications Holding Corp.* .............................         12,000                 555,000
                                                                                          ------------
Total Producer Durables .......................................                             13,441,030
                                                                                          ------------
TECHNOLOGY 7.8%
COMMUNICATIONS TECHNOLOGY 1.4%
American Tower Corp. Cl. A* ...................................         32,100                 786,450
Covad Communications Group Inc. ...............................          2,900                 190,675
Digital Microwave Corp.* ......................................         83,720                 701,155
Go2Net, Inc. ..................................................          3,600                 477,450
Lucent Technologies Inc. ......................................         35,100               3,782,025
MMC Networks Inc.* ............................................         25,600                 409,600
NCR Corp. .....................................................         37,600               1,880,000
Remec Inc.* ...................................................         96,350               2,011,306
Spectrian Corp.* ..............................................         20,400                 239,700
                                                                                          ------------
                                                                                            10,478,361
                                                                                          ------------
COMPUTER SOFTWARE 1.8%
Answerthink Consulting Group, Inc. ............................         14,100                 394,800
Cadence Design Systems Inc.* ..................................         72,100               1,856,575
Ceridian Corp. ................................................         53,000               1,937,812
Check Point Software Technologies Ltd.* .......................         10,200                 438,600
Exchange Applications Software Inc. ...........................          2,800                  70,350
Microsoft Corp.* ..............................................         54,400               4,875,600
Neon Systems Inc. .............................................          1,700                  93,500
Novell Inc.* ..................................................         30,700                 773,256
Peregrine Systems Inc. ........................................         13,900                 467,388
Platinum Technology Inc.* .....................................         43,900               1,119,450
RoweCom Inc. ..................................................            900                  39,263
Transaction Systems Architects Inc. Cl. A .....................          8,500                 306,000
Walker Interactive Systems, Inc.* .............................         65,700                 279,225
Whittman-Hart Inc.* ...........................................         15,900                 341,850
Wind River Systems Inc.* ......................................         12,899                 229,763
                                                                                          ------------
                                                                                            13,223,432
                                                                                          ------------
COMPUTER TECHNOLOGY 3.6%
Cisco Systems Inc.* ...........................................         52,450               5,746,553
Dell Computer Corp.* ..........................................         61,800               2,526,075
EMC Corp.* ....................................................         44,500               5,684,875
Fore Systems Inc.* ............................................         20,100                 380,016
International Business Machines Corp. .........................         14,600               2,587,850
NeoMagic Corp.* ...............................................         12,300                 122,231
Radiant Systems Inc.* .........................................         56,900                 540,550
Silicon Graphics Inc.* ........................................        285,000               4,755,937
Unisys Corp. ..................................................         29,700                 822,319
Verio Inc.* ...................................................         18,800                 867,150
Wang Laboratories Inc.* .......................................         22,700                 445,488
Xylan Corp.* ..................................................         25,500                 938,719
Zebra Technologies Corp. Cl. A* ...............................         11,700                 277,875
                                                                                          ------------
                                                                                            25,695,638
                                                                                          ------------
ELECTRONICS 0.4%
Aeroflex Inc.* ................................................        101,200               1,442,100
SLI Inc.* .....................................................         54,422               1,142,862
                                                                                          ------------
                                                                                             2,584,962
                                                                                          ------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 0.6%
Analog Devices Inc.* ..........................................         62,800               1,868,300
Cypress Semiconductor Corp.* ..................................         27,100                 243,900
Integrated Circuit Systems Inc. ...............................         20,700                 373,894
Intel Corp.* ..................................................         15,800               1,882,175
                                                                                          ------------
                                                                                             4,368,269
                                                                                          ------------
Total Technology ..............................................                             56,350,662
                                                                                          ------------
UTILITIES 5.6%

CABLE TELEVISION & RADIO 0.4%
American Telecasting Inc. Wts.* ...............................          1,250                   1,250
Cox Communications Inc. Cl. A* ................................         37,800               2,858,625
Heartland Wireless Communications, Inc. Wts.*(+) ..............          1,500                      15
Wireless One Inc. Wts.*+ ......................................            750                       8
Wireless One Inc. Wts.* .......................................          1,250                      13
                                                                                          ------------
                                                                                             2,859,911
                                                                                          ------------
ELECTRICAL 2.3%
Consolidated Edison Inc. ......................................         18,500                 838,281
DQE, Inc. .....................................................         41,100               1,577,212
GPU Inc. ......................................................         77,500               2,891,719
Illinova Corp. ................................................        153,200               3,245,925
OGE Energy Corp. ..............................................        143,500               3,237,719
Pinnacle West Capital Corp. ...................................        134,100               4,877,887
                                                                                          ------------
                                                                                            16,668,743
                                                                                          ------------
GAS DISTRIBUTION 0.2%
Columbia Energy Group .........................................          7,900                 412,775
Nicor Inc. ....................................................         10,500                 377,344
Questar Corp. .................................................         24,600                 416,663
                                                                                          ------------
                                                                                             1,206,782
                                                                                          ------------
TELECOMMUNICATIONS 2.7%
AT&T Corp. ....................................................         30,300               2,418,319
Bellsouth Corp. ...............................................         30,700               1,229,919
Celcaribe SA*+ ................................................        297,558                 595,116
Intelcom Group, Inc. Wts.*(+) .................................          1,650                   5,049
MCI WorldCom Inc.* ............................................         80,800               7,155,850
MediaOne Group Inc.* ..........................................         56,900               3,613,150
Nextel Communications Inc. ....................................          1,549                  56,732
Pacific Gateway Exchange Inc.* ................................          8,300                 275,456
Pagemart Inc. Wts.*+ ..........................................          2,300                   6,325
Powertel Inc. Wts.* ...........................................            960                   2,640
Qwest Communications International Inc.* ......................         38,200               2,753,981
RCN Corp. .....................................................         18,300                 614,194
RSL Communications Ltd. Cl. A* ................................         12,800                 460,000
RSL Communications Ltd. Wts.*+ ................................            750                  97,500
Startec Global Communications Wts.*+ ..........................            500                     500
Viatel Inc. Pfd.+<> ...........................................            575                  92,000
                                                                                          ------------
                                                                                            19,376,731
                                                                                          ------------
Total Utilities ...............................................                             40,112,167
                                                                                          ------------
Total Equity Securities (Cost $339,242,400) ...................                            410,355,732
                                                                                          ------------

EQUITY SECURITIES -- INFLATION RESPONSIVE INVESTMENTS 4.0%

AUTOMOBILES & TRANSPORTATION 0.0%

MISCELLANEOUS TRANSPORTATION 0.0%
Marine Transport Corp. ........................................          7,639                  21,962
OMI Corp.* ....................................................        106,400                 212,800
                                                                                          ------------
                                                                                               234,762
                                                                                          ------------
Total Automobiles & Transportation ............................                                234,762
                                                                                          ------------
INTEGRATED OILS 0.3%

INTEGRATED DOMESTIC 0.3%
Cabot Oil & Gas Corp. Cl. A ...................................         57,100                 824,381
Callon Petroleum Co.* .........................................         59,500                 661,938
Crystal Oil Co.* ..............................................         10,000                 332,500
KCS Energy, Inc.@ .............................................        209,900                 275,494
                                                                                          ------------
                                                                                             2,094,313
                                                                                          ------------
Total Integrated Oils .........................................                              2,094,313
                                                                                          ------------
MATERIALS & PROCESSING 0.2%

GOLD & PRECIOUS METALS 0.2%
Anglogold Ltd. ADR* ...........................................          8,620                 173,478
Ashanti Goldfields Co. Ltd. GDR ...............................        100,000                 875,000
Golden Star Resources Ltd.* ...................................          4,312                   3,504
                                                                                          ------------
                                                                                             1,051,982
                                                                                          ------------
NON-FERROUS METALS 0.0%
Crown Resources Corp.* ........................................         70,400                 114,400
                                                                                          ------------
Total Materials & Processing ..................................                              1,166,382
                                                                                          ------------
NON-US EQUITIES 0.5%

Baytex Energy Ltd. Cl. A ......................................        100,000                 311,361
Berkley Petroleum Corp. .......................................          2,400                  16,535
Delta Gold NL* ................................................        168,000                 237,791
Elk Point Resources Inc. Cl. A* ...............................         15,600                  21,186
Menzies Gold NL* ..............................................        400,000                  23,083
Merit Energy Ltd.* ............................................         74,900                 267,943
Newcrest Mining Ltd.* .........................................        150,000                 292,977
Normandy Mining Ltd.* .........................................        511,325                 408,564
Oil Search Ltd.* ..............................................        468,100                 564,007
Probe Exploration Inc.* .......................................        350,000                 132,163
Seven Seas Petroleum Inc.*@ ...................................        129,700                 648,500
Southernera Resources Ltd.* ...................................         97,500                 377,857
Tri-Link Resources Ltd. Cl. A* ................................         20,700                 161,815
Virginia Gold Mines Inc.* .....................................         50,000                  18,549
Westminster Resource Ltd. .....................................         19,300                  67,764
Zimbabwe Platinum Mines Ltd. ..................................         33,600                   7,223
                                                                                          ------------
Total Non-US Equities .........................................                              3,557,318
                                                                                          ------------
OTHER 0.0%

MULTI-SECTOR 0.0%
Viceroy Resource Corp.* .......................................         67,000                  73,680
                                                                                          ------------
Total Other ...................................................                                 73,680
                                                                                          ------------
OTHER ENERGY 2.7%

OFFSHORE DRILLING 0.3%
Atwood Oceanics Inc.*@ ........................................         28,600                 858,000
Santa Fe International Corp. ..................................         50,000                 934,375
TMBR/Sharp Drilling, Inc.* ....................................         20,500                  87,125
                                                                                     -----------------
                                                                                             1,879,500
                                                                                     -----------------
OIL & GAS PRODUCERS 1.8%
Basin Exploration Inc.* .......................................        100,000               1,387,500
Canadian 88 Energy Corp.* .....................................        113,200                 403,275
Esenjay Exploration Inc. ......................................         12,100                  15,125
FX Energy Inc.* ...............................................         25,000                 118,750
Mallon Resources Corp. ........................................         12,400                  93,000
Nuevo Energy Co.* .............................................         75,600               1,020,600
Ocean Energy Inc.@ ............................................        284,000               1,934,750
Patina Oil & Gas Corp. ........................................         15,500                  62,000
Petroquest Energy Inc. ........................................         43,100                  30,978
Plains Resources, Inc.*@ ......................................        132,000               1,980,000
Ranger Oil Ltd.* ..............................................        278,200               1,112,800
Santa Fe Energy Resources Inc. ................................         25,000                 182,813
Snyder Oil Corp. ..............................................         73,400               1,087,237
St. Mary Land & Exploration Co.* ..............................          9,600                 166,800
Talisman Energy, Inc.@ ........................................         43,230                 929,445
Titan Exploration Inc.* .......................................        145,300                 726,500
Tom Brown, Inc.* ..............................................         75,600                 916,650
Ulster Petroleum Ltd.* ........................................        121,500               1,046,373
                                                                                          ------------
                                                                                            13,214,596
                                                                                          ------------
OIL WELL EQUIPMENT & SERVICES 0.6%
3DX Technologies Inc.* ........................................         50,000                  16,406
BJ Services Co.* ..............................................         11,900                 278,906
Cooper Cameron Corp.* .........................................         50,000               1,693,750
Global Industries Inc.* .......................................         25,500                 258,188
NewPark Resources Inc.* .......................................        119,600                 867,100
Noble Drilling Corp.* .........................................         78,500               1,359,031
Precision Drilling Corp.* .....................................          9,100                 118,300
                                                                                          ------------
                                                                                             4,591,681
                                                                                          ------------
Total Other Energy ............................................                             19,685,777
                                                                                          ------------
UTILITIES 0.3%

GAS DISTRIBUTION 0.3%
Southwestern Energy Co. .......................................         67,300                 475,306
Western Gas Resources Inc. ....................................        189,700               1,422,750
                                                                                          ------------
                                                                                             1,898,056
                                                                                          ------------
Total Utilities ...............................................                              1,898,056
                                                                                          ------------
Total Equity Securities -- Inflation Responsive
  Investments (Cost $37,221,322) ..............................                             28,710,288
                                                                                          ------------

------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL          MATURITY                VALUE
                                                      AMOUNT              DATE                 (NOTE 1)
------------------------------------------------------------------------------------------------------

FIXED INCOME SECURITIES 35.2%

U.S. TREASURY 4.9%
U.S. Treasury Bond, 12.00% ...................   $      800,000         8/15/2013         $  1,165,000
U.S. Treasury Bond, 8.125% ...................        1,800,000         8/15/2021            2,287,962
U.S. Treasury Bond, 6.625% ...................        7,950,000         2/15/2027            8,763,603
U.S. Treasury Bond, 6.125% ...................        1,500,000        11/15/2027            1,556,715
U.S. Treasury Bond, 5.25% ....................        3,250,000         2/15/2029            3,072,257
U.S. Treasury Note, 6.625% ...................        2,625,000         7/31/2001            2,714,014
U.S. Treasury Note, 6.375% ...................        1,200,000         8/15/2002            1,244,064
U.S. Treasury Note, 6.625% ...................        3,925,000         5/15/2007            4,232,249
U.S. Treasury Note TIPS, 3.875% ..............          776,294         1/15/2009              774,113
U.S. Treasury STRIPS, 0.00% ..................        5,850,000         5/15/2003            4,723,992
U.S. Treasury STRIPS, 0.00% ..................        3,600,000         5/15/2007            2,304,252
U.S. Treasury STRIPS, 0.00% ..................        4,200,000         5/15/2017            1,413,678
U.S. Treasury STRIPS, 0.00% ..................        3,700,000         5/15/2018            1,172,752
                                                                                          ------------
                                                                                            35,424,651
                                                                                          ------------
U.S. AGENCY MORTGAGE 8.4%
Federal Home Loan Mortgage Corp., 7.50% ......   $       47,228         4/01/2002         $     47,728
Federal Home Loan Mortgage Corp., 7.10% ......        1,100,000         4/10/2007            1,185,591
Federal Home Loan Mortgage Corp., 8.50% ......              250         7/01/2009                  260
Federal Home Loan Mortgage Corp. TBA, 6.50% ..        3,600,000         5/17/2029            3,622,500
Federal National Mortgage Association, 9.50% .          745,003        10/01/2003              772,144
Federal National Mortgage Association, 8.00% .          161,436         4/01/2008              166,892
Federal National Mortgage Association, 8.00% .          207,882         6/01/2008              215,307
Federal National Mortgage Association, 8.50% .          185,926         2/01/2009              195,401
Federal National Mortgage Association, 5.50% .        3,200,001        12/01/2013            3,116,001
Federal National Mortgage Association, 6.00% .        1,000,000         5/25/2022              995,620
Federal National Mortgage Association, 7.50% .              175        10/01/2025                  179
Federal National Mortgage Association, 6.50% .          627,000         9/01/2028              624,060
Federal National Mortgage Association, 6.50% .        5,011,136        11/01/2028            4,987,633
Federal National Mortgage Association, 6.50% .        5,206,557        12/01/2028            5,182,138
Federal National Mortgage Association, 6.00% .        3,748,840         2/01/2029            3,643,385
Federal National Mortgage Association, 6.00% .        3,800,000         3/01/2029            3,693,106
Federal National Mortgage
  Association TBA, 6.50% .....................        1,950,000         5/17/2029            1,940,855
Government National Mortgage Association,
  6.50% ......................................          442,558         2/15/2009              448,227
Government National Mortgage Association,
  6.50% ......................................          166,333         6/15/2009              168,464
Government National Mortgage Association,
  6.50% ......................................          970,358         7/15/2009              982,788
Government National Mortgage Association,
  7.50% ......................................           90,295        11/15/2010               93,286
Government National Mortgage Association,
  7.50% ......................................          587,409        12/15/2010              606,864
Government National Mortgage Association,
  7.00% ......................................          905,298         1/15/2025              920,580
Government National Mortgage Association,
  7.00% ......................................        3,603,915         5/15/2028            3,659,090
Government National Mortgage Association,
  6.50% ......................................        1,823,213        11/15/2028            1,815,227
Government National Mortgage Association,
  6.50% ......................................        4,709,407        11/15/2028            4,688,780
Government National Mortgage Association,
  7.00% ......................................        1,555,222        11/15/2028            1,579,032
Government National Mortgage Association,
  7.00% ......................................        3,737,485        11/15/2028            3,794,706
Government National Mortgage Association,
  7.00% ......................................          142,182        11/15/2028              144,359
Government National Mortgage Association,
  6.00% ......................................        3,000,544         2/15/2029            2,915,208
Government National Mortgage Association,
  6.00% ......................................          425,042         2/15/2029              412,954
Government National Mortgage Association TBA,
  6.50% ......................................        2,875,000         5/24/2029            2,862,407
Government National Mortgage Association TBA,
  7.00% ......................................        4,850,000         5/24/2029            4,912,136
                                                                                          ------------
                                                                                            60,392,908
                                                                                          ------------
FINANCE/ MORTGAGE 6.8%
AT&T Capital Corp. Note, 7.50% ...............          925,000        11/15/2000              948,606
AT&T Capital Corp. Note, 6.875% ..............          550,000         1/16/2001              560,307
AT&T Capital Corp. Note, 6.75% ...............        1,125,000         2/04/2002            1,148,951
Arcadia Automobile Trust Series
  97-C A5, 6.55% .............................          675,000         6/15/2005              684,281
Capital One Bank Note, 6.65% .................        1,175,000         3/15/2004            1,179,348
Capital One Bank Sr. Note, 7.08% .............        1,850,000        10/30/2001            1,891,052
Capital One Bank Sr. Note, 6.48% .............          825,000         1/28/2002              827,805
Chase Commercial Mortgage
  Securities Corp. Cl. A, 6.03% ..............          904,019         8/18/2007              902,183
Chase Manhattan Auto Owner Trust Note Cl. A4,
  5.80% ......................................        1,700,000         2/17/2003            1,706,375
CIT Group Holdings Inc. Sr. Note, 6.80% ......        1,400,000         4/17/2000            1,418,046
Commercial Credit Group Inc. Note, 6.45% .....        1,450,000         7/01/2002            1,476,796
Commercial Credit Group Inc. Sr. Note, 5.55% .        1,400,000         2/15/2001            1,398,544
Countrywide Funding Corp. Note, 6.58% ........        1,100,000         9/21/2001            1,115,609
Credit Suisse First Boston 97-C2 Cl. A2,
  6.52% ......................................          975,000         7/17/2007              984,750
Discover Card Master Trust 98-Cl. A, 5.60% ...        1,825,000         5/15/2006            1,807,882
DLJ Commercial Mortgage Corp. ................
  98-C2, 6.24% ...............................          500,000        11/12/2031              495,469
ERAC USA Finance Co. Note, 6.625%+ ...........          725,000         2/15/2005              707,752
ERAC USA Finance Co. Note, 6.75%+ ............          700,000         5/15/2007              689,668
Finova Capital Corp. Sr. Note, 6.125% ........        1,950,000         3/15/2004            1,947,075
First Union Commercial Mortgage Trust, 6.07% .        1,325,000        10/15/2008            1,300,156
Ford Motor Credit Co. Note, 5.75% ............        1,950,000         2/23/2004            1,931,963
Ford Motor Credit Co. Note, 5.80% ............        1,850,000         1/12/2009            1,777,129
GE Global Insurance Holding Corp. Note, 7.00%         2,825,000         2/15/2026            2,920,089
GMAC Commercial Mortgage Security Inc. 97-C2
  Cl. A, 6.55% ...............................        1,350,000         4/15/2029            1,363,922
GMAC Commercial Mortgage Security Inc. 97-C2
  Cl. A, 6.451% ..............................          658,983        12/15/2004              664,955
GMAC Commercial Mortgage Security Inc. 98-C1
  Cl. A1, 6.41% ..............................        1,019,854        11/15/2007            1,034,514
GMAC Commercial Mortgage Security Inc. 99-C1
  Cl. A2, 6.14% ..............................        1,975,000         5/15/2033            1,985,392
Household Finance Corp. Sr. Note,
  6.125% .....................................          900,000         7/15/2002              906,084
Intertek Finance PLC Series B Sr. Sub. Note,
  10.25% .....................................          625,000        11/01/2006              606,250
LB Commercial Conduit Mortgage Trust, 98-C4-
  A1, 6.21% ..................................          450,000        10/15/2008              438,891
LB Commercial Conduit Mortgage Trust 97-LL1-
  A1, 6.79% ..................................        1,330,651         6/12/2004            1,362,254
LB Commercial Conduit Mortgage Trust 98-C1-
  A1,6.33% ...................................        1,482,270        11/18/2004            1,484,122
MBNA Corp. Sr. Note, 6.875% ..................          675,000        11/15/2002              673,603
MBNA Corp. Sr. Note, 7.125% ..................        1,300,000         9/15/2004            1,301,638
MBNA Master Credit Card Trust Series 98-JA,
  5.25% ......................................        1,250,000         2/15/2006            1,224,600
MBNA Master Credit Card Trust Series 99-BA,
  5.90% ......................................          975,000         8/15/2011              959,461
Morgan Stanley Capital Inc. 98-A1, 6.19% .....          328,847         1/15/2007              330,080
Prime Credit Card Master Trust Series 1995-1A,
  6.75% ......................................        1,800,000        11/15/2005            1,845,000
Sears Credit Account Master Trust Series
  1998-2A, 5.25% .............................        1,875,000        10/16/2008            1,828,706
Woodside Finance Ltd. Note,
  6.60%+ .....................................          875,000         4/15/2008              838,696
                                                                                          ------------
                                                                                            48,668,004
                                                                                          ------------
FOREIGN GOVERNMENT 4.1%
                                                  Greek Drachma
Republic of Greece, 8.80% ....................    2,981,200,000         6/19/2007           11,481,668
                                                 New Zealand Dollar
Government of New Zealand, 10.00% ............       11,675,000         3/15/2002            7,063,511
Government of New Zealand, 8.00% .............       17,425,000        11/15/2006           10,602,254
                                                                                          ------------
                                                                                            29,147,433
                                                                                          ------------
CORPORATE 10.6%
Acme Boot Inc. Sr. Note Series B, 11.50%# ....   $      250,000        12/15/2000              105,000
Advanstar Communications Inc. Sr. Sub. Note,
  9.25% ......................................          550,000         5/01/2008              573,375
AK Steel Corp. Note, 7.875% ..................          500,000         2/15/2009              498,750
Allied Waste North America Inc. Sr. Note,
  7.625% .....................................          750,000         1/01/2006              733,125
American Lawyer Media Inc. Sr. Sub. Note
  Series B, 9.75%+ ...........................          250,000        12/15/2007              257,500
American Pacific Corp. Sr. Note, 9.25% .......          500,000         3/01/2005              522,500
American Telecasting Inc. Sr. Note, 0.00% to
  6/14/99, 14.50% from 6/15/99 to maturity ...          413,677         6/15/2004               99,282
Ameristar Casinos Inc. Sr. Sub. Note, 10.50% .           75,000         8/01/2004               72,094
Ametek Inc. Sr. Note, 7.20% ..................          400,000         7/15/2008              383,228
Archibald Candy Corp. Sr. Sec. Note, 10.25% ..          500,000         7/01/2004              512,500
Aurora Foods Inc. Sr. Sub. Note Series E,
  8.75% ......................................          100,000         7/01/2008              104,250
Ball Corp. Sr. Sub. Note, 8.25% ..............          750,000         8/01/2008              776,250
Belden & Blake Corp. Sr. Sub. Note Series B,
  9.875% .....................................          100,000         6/15/2007               58,000
Benedek Broadcasting Corp. Sr. Note, 11.875% .          250,000         3/01/2005              270,000
British Sky Broadcasting Group Note, 6.875% ..          975,000         2/23/2009              961,253
Buckeye Technologies Inc. Sr. Sub. Note,
  8.00% ......................................          500,000        10/15/2010              502,500
California Infrastructure Development Series
  1997-A7, 6.42% .............................        2,800,000         9/25/2008            2,863,437
California Steel Industries Inc. Sr. Note,
  8.50% ......................................           50,000         4/01/2009               50,500
Calpine Corp. Sr. Note, 7.625% ...............          300,000         4/15/2006              298,302
Capital One Bank Note, 6.62% .................        1,900,000         8/04/2003            1,921,964
CBS Radio Corp. Sub. Note, 11.375%<> .........          263,200         1/15/2009              305,312
Celcaribe SA Sr. Sec. Note, 13.50% ...........        1,830,000         3/15/2004            1,427,400
Cellnet Data Systems Inc. Sr. Note Series B,
  0.00% to 9/30/2002, 14.00% from 10/1/2002
  to maturity ................................          750,000        10/01/2007              240,000
Cenargo International PLC Note, 9.75% ........          500,000         6/15/2008              445,000
Century Communications Corp. Sr. Note, 8.375%           500,000        12/15/2007              506,250
Charter Communications Holdings Sr. Note,
  8.625% .....................................          500,000         4/01/2009              513,125
Cluett American Corp. Sr. Sub. Note Series
  B,10.125% ..................................          250,000         5/15/2008              230,000
CMS Energy Corp. Sub. Note, 7.625% ...........        1,000,000        11/15/2004            1,000,590
Columbia/HCA Healthcare Corp. Note, 8.12% ....        1,625,000         8/04/2003            1,615,201
Columbia/HCA Healthcare Corp. Note, 6.91% ....          300,000         6/15/2005              273,597
Columbia/HCA Healthcare Corp. Note, 7.69% ....          650,000         6/15/2025              546,156
Columbia/HCA Healthcare Corp. Note, 7.75% ....          750,000         7/15/2036              633,818
Columbia/HCA Healthcare Corp. Note, 6.73% ....        1,325,000         7/15/2045            1,232,502
CSC Holdings Inc. Sr. Deb., 7.875% ...........          500,000         2/15/2018              512,480
Drypers Corp. Series B Sr. Note, 10.25% ......          300,000         6/15/2007              291,750
E. Spire Communications Sr. Note, 0.00% to
  3/31/2001, 12.75% from 4/1/2001 to
  maturity ...................................          100,000         4/01/2006               66,500
Econophone Inc. Sr. Note, 13.50% .............          250,000         7/15/2007              262,500
Edison Mission Energy Funding Corp. Series A
  Note, 6.77%+ ...............................        1,842,450         9/15/2003            1,868,097
Elgar Holdings Inc. Sr. Sub. Note, 9.875% ....          400,000         2/01/2008              312,000
Elgin National Industries Inc. Sr. Note Series
  B,11.00% ...................................          200,000        11/01/2007              201,000
Empire Gas Corp. Sr. Sec. Note, 7.00% to
  7/14/99, 12.875% from 7/15/99 to maturity ..          750,000         7/15/2004              525,938
Envirosource Inc. Sr. Note, 9.75% ............        1,000,000         6/15/2003              947,500
Extended Stay America Inc. Sr. Sub. Note,
  9.15% ......................................          500,000         3/15/2008              482,500
Falcon Holding Group LP Series B Sr. Deb.,
  8.375%+ ....................................          500,000         4/15/2010              505,000
First Wave Marine Inc. Sr. Note, 11.00% ......          250,000         2/01/2008              237,500
Fisher Scientific International Inc. Sr. Sub.
  Note, 9.00%+ ...............................          250,000         2/01/2008              252,500
Fort James Corp. Note, 6.234% ................          825,000         3/15/2001              823,482
Fort James Corp. Sr. Note, 6.625% ............        1,350,000         9/15/2004            1,373,976
Fred Meyer Inc. Note, 9.20% ..................          700,000         7/02/2018              764,967
Frontier Corp. Sr. Note, 9.125% ..............          500,000         2/15/2006              490,000
GNI Group Inc. Sr. Note, 10.875% .............          650,000         7/15/2005              559,000
Golden Ocean Group Ltd. Sr. Note, 10.00% .....          750,000         8/31/2001              142,500
Great Central Mines Ltd. Sr. Note, 8.875% ....        1,000,000         4/01/2008              977,500
Harrahs Operating Inc. Sr. Sub. Note, 7.875% .          750,000        12/15/2005              753,750
Healthsouth Corp. Sr. Note, 6.875% ...........          900,000         6/15/2005              850,059
Henry Co. Sr. Note Series B, 10.00% ..........          200,000         4/15/2008              203,000
Hollywood Park Inc. Sr. Sub. Note, 9.25% .....          150,000         2/15/2007              153,750
Hyperion Telecommunications Sr. Sub. Note,
  12.00% .....................................          500,000        11/01/2007              521,250
ICG Holdings Inc. Sr. Note, 0.00% to 9/14/
  2000, 13.50% from 9/15/2000 to maturity ....          250,000         9/15/2005              221,250
International Knife & Saw Inc. Sr. Sub. Note,
  11.375% ....................................          250,000        11/15/2006              255,000
International Shipholding Corp. Sr. Note,
  9.00% ......................................          250,000         7/01/2003              254,688
International Shipholding Corp. Sr. Note
  Series B, 7.75% ............................          500,000        10/15/2007              478,750
International Utility Structures Sr. Sub. ....
  Note,10.75% ................................          250,000         2/01/2008              255,000
J. Crew Group Inc. Sr. Note, 0.00% to 10/14/
  2002, 13.125% from 10/15/2002 to maturity ..          300,000        10/15/2008              150,000
J. Crew Operating Corp. Sr. Sub. Note,
  10.375% ....................................          500,000        10/15/2007              468,125
J.B. Poindexter Inc. Sr. Note, 12.50% ........          750,000         5/15/2004              729,375
J.H. Heafner Inc. Sr. Note, 10.00% ...........          500,000         5/15/2008              510,000
Johnstown America Industries, Inc. Sr. Sub. ..
  Note, 11.75% ...............................          250,000         8/15/2005              272,500
Joseph E. Seagram & Sons Inc. Sr. Note,
  6.625% .....................................          500,000        12/15/2005              495,845
Kaiser Aluminum & Chemical Corp. Sub. Note,
  12.75% .....................................          350,000         2/01/2003              338,625
Kitty Hawk Inc. Sr. Sec. Note,
  9.95% ......................................          250,000        11/15/2004              253,125
Loehmanns Inc. Sr. Note, 11.875% .............          350,000         5/15/2003              249,375
Loewen Group International Inc. Sr. Note,
  7.60% ......................................          350,000         6/01/2008              178,500
Lucent Technologies Inc. Deb., 6.45% .........        2,750,000         3/15/2029            2,675,337
Metromedia Fiber Network Inc. Sr. Note,
  10.00%+ ....................................          500,000        11/15/2008              535,000
Microcell Telecommunications Sr. Note Series
  B, 0.00% to 10/14/2002, 11.125% from
  10/15/2002 to maturity .....................          675,000        10/15/2007              286,187
Mohegan Tribal Gaming Authority Sr. Note,
  8.125% .....................................          350,000         1/01/2006              357,875
NE Restaurant Inc. Sr. Note, 10.75% ..........          250,000         7/15/2008              241,250
New York State Power Authority Revenue Series
  D, 6.17% ...................................        2,000,000         2/15/2001            2,026,360
Newpark Resources Inc. Sr. Sub. Note Series
  B, 8.625%+ .................................          250,000        12/15/2007              238,750
News America Holdings Inc. Deb., 7.375% ......        1,675,000        10/17/2008            1,773,607
News America Inc. Sr. Deb., 7.125% ...........          925,000         4/08/2028              903,068
Norcal Waste Systems Inc. Series B Sr. Note,
  13.50% .....................................          500,000        11/15/2005              564,375
North Atlantic Trading Inc. Sr. Note, 11.00% .          750,000         6/15/2004              768,750
Nuevo Energy Co. Sr. Sub. Note, 9.50% ........          450,000         4/15/2006              456,750
Ocean Energy Inc. Series B Sr. Note, 7.625% ..          100,000         7/01/2005               95,750
Ocean Energy Inc. Sr. Sub. Note Series B,
  8.375% .....................................          400,000         7/01/2008              380,000
Oglebay Norton Co. Sr. Sub. Note, 10.00% .....          250,000         2/01/2009              243,125
Owens-Illinois Inc. Sr. Deb., 7.50% ..........          750,000         5/15/2010              743,363
Packaging Resources Inc. Sr. Sec. Note,
  11.625% ....................................          750,000         5/01/2003              783,750
Pagemart Nationwide Inc. Sr. Note, 0.00% to
  1/31/2000, 15.00% from 2/1/2000 to maturity ..        250,000         2/01/2005              215,625
Pagemart Wireless Inc. Sr. Sub. Note, 0.00% to
  1/31/2003, 11.25% from 2/1/2003 to maturity           500,000         2/01/2008              190,000
Pathmark Stores Inc. Sub. Deb., 12.625% ......          250,000         6/15/2002              255,000
Peco Energy Transport Trust Series 99A Cl. A7,
  6.13% ......................................        1,950,000         3/01/2009            1,937,203
Pepsi Bottling Holdings Inc. Note, 5.625%+ ...        1,950,000         2/17/2009            1,873,814
Phase Metrics Inc. Sr. Note, 10.75% ..........          750,000         2/01/2005              427,500
Pool Energy Services Co. Sr. Sub. Note,
  8.625% .....................................          500,000         4/01/2008              517,500
Prime Succession Inc. Sr. Sub. Note, 10.75% ..          150,000         8/15/2004               97,500
Primedia Inc. Sr. Note, 7.625% ...............          750,000         4/01/2008              747,188
Primus Telecommunications Group Sr. Note,
  11.75% .....................................          250,000         8/01/2004              258,750
Protection One Alarm Inc. Sr. Note, 13.375% ..          325,000         6/30/2005              370,500
Quest Diagnostics Inc. Sr. Sub. Note, 10.75% .          500,000        12/15/2006              555,000
R H Donnelley Inc. Sr. Sub. Note, 9.125% .....          250,000         6/01/2008              263,750
Rose Hills Co. Sr. Sub. Note, 9.50% ..........          500,000        11/15/2004              435,000
RSL Communications Ltd. Sr. Note, 12.25% .....          900,000        11/15/2006              983,250
Scotts Co. Sr. Sub. Note, 8.625% .............          100,000         1/15/2009              103,250
Sea Containers Ltd. Sr. Note Series B, 7.875%           300,000         2/15/2008              291,000
SFX Entertainment Inc. Sr. Note Series B,
  9.125% .....................................          500,000         2/01/2008              505,625
Shop Vac Corp. Sr. Sec. Note, 10.625% ........          450,000         9/01/2003              491,625
Simonds Industries Inc. Sr. Sub. Note, 10.25%           500,000         7/01/2008              487,500
Solutia Inc. Note, 6.50% .....................        1,400,000        10/15/2002            1,392,104
Spanish Broadcasting Systems Inc. Sr
  Note,12.50% ................................        1,000,000         6/15/2002            1,130,000
Startec Global Communications Sr. Note,
  12.00% .....................................          500,000         5/15/2008              452,500
Stena AB Sr. Note, 8.75% .....................          250,000         6/15/2007              232,500
Tekni Plex Inc. Series B Sr. Sub. Note,
  11.25% .....................................          500,000         4/01/2007              547,500
Time Warner Telecom LLC Sr. Note, 9.75% ......          500,000         7/15/2008              535,000
Transamerican Energy Corp. Sr. Sec. Note
  Series B,11.50% ............................          800,000         6/15/2002              200,000
Transdigm Inc. Sr. Sub. Note, 10.375%+ .......          200,000        12/01/2008              199,000
Transwestern Holdings LP Sr. Note Series B,
  0.00% to 11/14/2002, 11.875% from 11/15/2002
  to maturity ................................          250,000        11/15/2008              176,250
Transwestern Publishing Company LP Sr. Sub. ..
  Note, 9.625% ...............................          250,000        11/15/2007              262,813
Tyco International Group SA, 6.25% ...........        1,800,000         6/15/2003            1,811,772
U.S. West Communications Inc. Note, 5.625% ...        1,900,000        11/15/2008            1,830,308
Unilab Corp. Sr. Note, 11.00% ................          500,000         4/01/2006              510,625
Viatel Inc. Sr. Note, 11.25% .................          500,000         4/15/2008              506,250
Vintage Petroleum Inc. Sr. Sub. Note, 9.75% ..          500,000         6/30/2009              510,000
Westinghouse Air Brake Co. Sr. Note, 9.375% ..          150,000         6/15/2005              153,000
Westpoint Stevens Inc. Sr. Note, 7.875% ......        1,000,000         6/15/2008            1,022,500
Winstar Communications Inc. Sr. Sub. Cv. Note,
  0.00% to 10/14/2000, 14.00% from 10/15/2000
  to maturity+ ...............................          300,000        10/15/2005              414,000
Winstar Equipment Corp. Sr. Sec. Exch. Note,
  12.50% .....................................          500,000         3/15/2004              490,627
Wireless One Inc. Sr. Note, 0.00% to
  7/31/2001,13.50% from 8/1/2001 to maturity .        1,000,000         8/01/2006              275,000
                                                                                          ------------
                                                                                            76,453,040
                                                                                          ------------
FOREIGN 0.4%
Province of Quebec Deb., 5.75% ...............        2,900,000         2/15/2009            2,813,000
                                                                                          ------------
Total Fixed Income Securities (Cost $256,577,549) ...............................          252,899,040
                                                                                          ------------
CASH EQUIVALENTS 4.4%
American Express Credit Corp., 4.82% .........        4,838,000         4/01/1999            4,838,000
American Express Credit Corp., 4.85% .........        8,576,000         4/01/1999            8,576,000
American Express Credit Corp., 4.92% .........        5,988,000         4/05/1999            5,988,000
American Express Credit Corp., 4.94% .........       11,000,000         4/05/1999           11,000,000
General Electric Capital Corp., 4.90% ........        1,472,000         4/07/1999            1,472,000
                                                                                          ------------
Total Cash Equivalents (Cost $31,874,000) .....................                             31,874,000
                                                                                          ------------
------------------------------------------------------------------------------------------------------

                                                                         SHARES
------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 13.7%
State Street Navigator Securities Lending Prime Portfolio .....        98,822,416           98,822,416
                                                                                          ------------
Total Short-Term Investments (Cost $98,822,416) .................................           98,822,416
                                                                                          ------------
Total Investments (Cost $763,737,687) - 114.4% ..................................          822,661,476
Cash and Other Assets, Less Liabilities - (14.4%) ...............................         (103,434,071)
                                                                                          ------------
Net Assets - 100.0% .............................................................         $719,227,405
                                                                                          ============
Federal Income Tax Information (Note 1):
At March 31, 1999, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $766,049,370 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost .............                           $106,093,142
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value .............                            (49,481,036)
                                                                                          ------------

                                                                                          $ 56,612,106
                                                                                          ============

    ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

*   Nonincome-producing securities.

<>  Payments of income may be made in cash or in the form of additional securities.

#   Security valued under consistently applied procedures established by the Trustees.

(+) Security restricted as to public resale. The total cost and market value of restricted securities owned at March 31, 1999 were $285,991 and $159,296 (0.02% of net assets), respectively.

+   Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 1999 were $8,904,142 and $9,234,454 (1.28%
    of net assets), respectively.

++  268,200 shares of Abacan Resources Corp., 58,000 shares of Gulfstream Resources Ltd., 35,325 shares of Maxx Petroleum Ltd., and 50,000 shares of Post Energy Corp., are considered by the
    Adviser to be part of Inflation Responsive Investments.

@   8,600 shares of Atwood Oceanics, Inc., 49,900 shares of KCS Energy, Inc., 51,920 shares of Ocean
    Energy Inc., 12,000 shares of Plains Resources, Inc., 25,000 shares of Seven Seas Petroleum Inc.
    and 9,740 shares of Talisman Energy, Inc. are considered by the Adviser to be part of Equity
    Securities.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

Forward currency exchange contracts outstanding at March 31, 1999, are as follows:


                                                                                          UNREALIZED
                                                                        CONTRACT         APPRECIATION        DELIVERY
                                                      TOTAL VALUE        PRICE          (DEPRECIATION)         DATE
---------------------------------------------------------------------------------------------------------------------
Sell Canadian dollars, buy U.S. dollars                400,000 CAD     0.65902 CAD        $   (1,398)         4/23/99
Sell European currency, buy U.S. dollars             3,018,000 EUR     1.17630 EUR           282,758          4/22/99
Sell European currency, buy U.S. dollars             1,382,000 EUR     1.13690 EUR           (75,029)         4/22/99
Sell European currency, buy U.S. dollars             6,957,000 EUR     1.14030 EUR           385,959          5/28/99
Sell Greek Drachma, buy U.S. dollars               443,345,000 GDR     0.00337 GDR            26,913          4/05/99
Sell New Zealand dollars, buy U.S. dollars           4,580,000 NZD     0.54055 NZD            25,451          4/22/99
Sell New Zealand dollars, buy U.S. dollars           7,207,000 NZD     0.54152 NZD            47,075          4/22/99
Sell New Zealand dollars, buy U.S. dollars           4,395,000 NZD     0.54390 NZD            39,146          4/22/99
Sell New Zealand dollars, buy U.S. dollars          15,970,000 NZD     0.55490 NZD           315,293          5/28/99
Sell Japanese yen, buy U.S. dollars                508,635,000 JPY     0.00885 JPY            40,982         12/30/99
Sell Japanese yen, buy U.S. dollars                718,502,500 JPY     0.00884 JPY            51,150         12/30/99
                                                                                          ----------
                                                                                          $1,138,300
                                                                                          ==========

The accompanying notes are an integral part of the financial statements.


STATE STREET RESEARCH MANAGED ASSETS

-----------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------
March 31, 1999

ASSETS
Investments, at value (Cost $763,737,687) (Note 1) ......................   $822,661,476
Cash ....................................................................          9,163
Receivable for securities sold ..........................................     16,287,461
Interest and dividends receivable .......................................      4,335,254
Receivable for open forward contracts ...................................      1,214,727
Receivable for fund shares sold .........................................        514,796
Other assets ............................................................         89,952
                                                                            ------------
                                                                             845,112,829
LIABILITIES
Payable for collateral received on securities loaned ....................     98,822,416
Payable for securities purchased ........................................     24,724,130
Payable for fund shares redeemed ........................................        555,502
Accrued management fee (Note 2) .........................................        442,817
Accrued transfer agent and shareholder services
  (Note 2) ..............................................................        421,302
Accrued distribution and service fees (Note 4) ..........................        395,122
Dividends payable .......................................................        133,333
Payable for open forward contracts ......................................         76,427
Accrued trustees' fees (Note 2) .........................................         33,532
Other accrued expenses ..................................................        280,843
                                                                            ------------
                                                                             125,885,424
                                                                            ------------
NET ASSETS ..............................................................   $719,227,405
                                                                            ============
Net Assets consist of:
  Undistributed net investment income ...................................   $  1,544,151
  Unrealized appreciation of investments ................................     58,923,789
  Unrealized appreciation of forward contracts
    and foreign currency ................................................      1,112,205
  Accumulated net realized gain .........................................        144,809
  Paid-in capital .......................................................    657,502,451
                                                                            ------------
                                                                            $719,227,405
                                                                            ============
Net Asset Value and redemption price per share of Class A shares
  ($309,752,474 / 29,778,612 shares) ....................................         $10.40
                                                                                  ======
Maximum Offering Price per share of Class A shares ($10.40 / .9425) .....         $11.03
                                                                                  ======
Net Asset Value and offering price per share of Class B(1) shares
  ($10,289,420 / 993,052 shares)* .......................................         $10.36
                                                                                  ======
Net Asset Value and offering price per share of Class B shares
  ($363,516,614 / 35,086,230 shares)* ...................................         $10.36
                                                                                  ======
Net Asset Value and offering price per share of Class C shares
  ($20,519,462 / 1,976,716 shares)* .....................................         $10.38
                                                                                  ======
Net Asset Value, offering price and redemption price per share of Class S
  shares ($15,149,435 / 1,456,078 shares) ...............................         $10.40
                                                                                  ======
----------------------------------------------------------------------------------------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

-----------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------
For the year ended March 31, 1999

INVESTMENT INCOME
Interest, net of foreign taxes of $77,256 (Note 1) ......................   $ 21,785,882
Dividends, net of foreign taxes of $146,870 .............................      4,258,240
                                                                            ------------
                                                                              26,044,122
EXPENSES
Management fee (Note 2) .................................................      5,412,219
Transfer agent and shareholder services (Note 2) ........................      1,329,543
Custodian fee ...........................................................        453,851
Reports to shareholders .................................................        103,142
Registration fees .......................................................         63,479
Audit fee ...............................................................         38,970
Trustees' fees (Note 2) .................................................         37,595
Legal fees ..............................................................         12,563
Service fee-Class A (Note 4) ............................................        788,433
Distribution and service fees-Class B(1) (Note 4) .......................         11,657
Distribution and service fees-Class B (Note 4) ..........................      3,678,605
Distribution and service fees-Class C (Note 4) ..........................        223,009
Miscellaneous ...........................................................         19,671
                                                                            ------------
                                                                              12,172,737
Fees paid indirectly (Note 2) ...........................................        (65,563)
                                                                            ------------
                                                                              12,107,174
                                                                            ------------
Net investment income ...................................................     13,936,948
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY, FORWARD CONTRACTS
  AND FUTURES CONTRACTS
Net realized gain on investments (Notes 1 and 3) ........................     27,936,047
Net realized gain on futures contracts (Note 1) .........................         72,831
Net realized loss on forward contracts and
  foreign currency (Note 1) .............................................     (1,114,494)
                                                                            ------------
  Total net realized gain ...............................................     26,894,384
                                                                            ------------
Net unrealized depreciation of investments ..............................    (50,559,076)
Net unrealized appreciation of forward contracts
  and foreign currency ..................................................        604,510
                                                                            ------------
  Total net unrealized depreciation .....................................    (49,954,566)
                                                                            ------------
Net loss on investments, foreign currency and
  forward contracts .....................................................    (23,060,182)
                                                                            ------------
Net decrease in net assets resulting from operations ....................   $ (9,123,234)
                                                                            ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

----------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------

                                                                               YEARS ENDED MARCH 31
                                                                      ------------------------------------
                                                                          1998                    1999
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ..........................................      $ 10,119,003            $ 13,936,948
Net realized gain on investments,
  foreign currency, forward contracts and futures contracts ....        82,857,774              26,894,384
Net unrealized appreciation
  (depreciation) of investments, foreign currency and
  forward contracts ............................................        68,188,178             (49,954,566)
                                                                      ------------            ------------
Net increase (decrease) resulting from operations ..............       161,164,955              (9,123,234)
                                                                      ------------            ------------
Dividends from net investment income:
  Class A ......................................................        (5,845,453)             (6,552,247)
  Class B(1) ...................................................                                   (42,086)
  Class B ......................................................        (3,857,267)             (4,962,495)
  Class C ......................................................          (254,051)               (288,622)
  Class S ......................................................          (535,841)               (427,400)
                                                                      ------------            ------------
                                                                       (10,492,612)            (12,272,850)
                                                                      ------------            ------------
Distributions from net realized gains:
  Class A ......................................................       (34,942,599)            (25,005,097)
  Class B ......................................................       (37,667,215)            (29,297,803)
  Class C ......................................................        (2,507,060)             (1,782,441)
  Class S ......................................................        (2,858,624)             (1,606,730)
                                                                      ------------            ------------
                                                                       (77,975,498)            (57,692,071)
                                                                      ------------            ------------
Distribution in excess of net realized gains:
  Class A ......................................................                --                (433,237)
  Class B ......................................................                --                (519,581)
  Class C ......................................................                --                 (30,773)
  Class S ......................................................                --                 (21,048)
                                                                      ------------            ------------
                                                                                --              (1,004,639)
                                                                      ------------            ------------
Net increase from fund share
  transactions (Note 5) ........................................       142,539,444              49,469,940
                                                                      ------------            ------------
Total increase (decrease) in net assets ........................       215,236,289             (30,622,854)
NET ASSETS
Beginning of year ..............................................       534,613,970             749,850,259
                                                                      ------------            ------------
End of year (including undistributed net investment income
  of $2,015,262 and $1,838,837, respectively) ..................      $749,850,259            $719,227,405
                                                                      ============            ============

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 1999

NOTE 1

State Street Research Managed Assets (the "Fund"), is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research Managed Assets and State Street Research High Income Fund.

The investment objective of the Fund is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the Fund intends to allocate assets among selected investments in the following sectors: Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents. Total return may include current income as well as capital appreciation. The Fund's investment manager believes that the timely re-allocation of assets can enhance performance and reduce portfolio volatility.

The Fund offers five classes of shares. Until December 31, 1998, Class A shares were subject to an initial sales charge of up to 4.50% and effective January 1, 1999 became subject to an initial sales charge of up to 5.75%. Class A shares pay a service fee equal to 0.25% of average daily net assets. On January 1, 1999, the Fund began offering class B(1) shares and continued offering Class B shares but only to current shareholders. Class B(1) and Class B pay annual distribution and service fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to- market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income securities held by the Fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective- interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended March 31, 1999, the Trust has designated as long-term $51,173,552 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions, paydown gains and losses and wash sale deferrals.

F. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At March 31, 1999, the value of the securities loaned and the value of collateral were $96,438,913 and $98,822,416, respectively. During the year ended March 31, 1999, income from securities lending amounted to $409,581 and is included in interest income.

I. FUTURES CONTRACTS
The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 2

Prior to August 1, 1998, the Adviser earned monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. Effective August 1, 1998 the management fee is 0.75% of the first $500 million of net assets, annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1999, the fees pursuant to such agreement amounted to $5,412,219.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the Fund may be purchased. During the year ended March 31, 1999, the amount of such expenses was $454,557.

The Fund has entered into an agreement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the year ended March 31, 1999 the Fund's transfer agent fees were reduced by $65,563 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $37,595 during the year ended March 31, 1999.

NOTE 3

For the year ended March 31, 1999, purchases and sales of securities, exclusive of short-term obligations and forward foreign currency exchange contracts, aggregated $932,975,655, and $924,169,496 (including $405,847,972 and $427,670,065 of U.S. Government obligations), respectively.

NOTE 4

The Trust has adopted a Plan of Distribution pursuant to Rule
12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1999, fees pursuant to such plan amounted to $788,433, $3,678,605 and $223,009 for Class A, Class B and Class C shares, respectively. For the period January 1, 1999 (commencement of share class) to March 31, 1999, fees pursuant to such plan amounted to $11,657 for Class B(1) shares.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $167,865 and $1,116,824, respectively, on sales of Class A shares of the Fund during the year ended March 31, 1999, and that MetLife Securities, Inc. earned commissions aggregating $2,063,898 on sales of Class B shares, and the Distributor collected contingent deferred sales charges aggregating $656,057 and $3,304 on redemptions of Class B and Class C shares, respectively, during the same period. MetLife Securities, Inc. earned commissions aggragating $203,700 on sales and the Distributor collected contingent deferred sales charges aggregating $4,579 on redemptions of Class B
(1) shares during the period January 1, 1999 (commencement of share class) to March 31, 1999.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.
At March 31, 1999, Metropolitan owned 48,309 Class B(1) shares of the Fund.

Share transactions were as follows:

                                                          YEARS ENDED MARCH 31
                                     -----------------------------------------------------------------
                                                1998                                1999
                                     ------------------------------  ---------------------------------
CLASS A                                SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ....................      5,722,390       $ 63,984,989        4,456,292       $ 47,419,479
Issued upon reinvestment of:
  Dividends  from net
   investment income ...........        511,711          5,655,896          613,434          6,336,535
  Distributions from net
    realized gains .............      3,275,657         34,024,678        2,356,464         24,830,861
Shares repurchased .............     (4,510,796)       (50,245,975)      (6,144,406)       (64,512,494)
                                     ----------       ------------       ----------       ------------
Net increase ...................      4,998,962       $ 53,419,588        1,281,784       $ 14,074,381
                                     ==========       ============       ==========       ============

CLASS B(1)(a)                          SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ....................           --         $       --          1,015,988       $ 10,366,494
Issued upon reinvestment of
  dividend from net investment
  income .......................           --                 --              4,081             42,086
Shares repurchased .............           --                 --            (27,017)          (277,270)
                                     ----------       ------------       ----------       ------------
Net increase ...................           --         $       --            993,052       $ 10,131,310
                                     ==========       ============       ==========       ============

CLASS B                                SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ....................      7,594,312       $ 84,286,716        6,312,468       $ 67,591,232
Issued upon reinvestment of:
  Dividends from net investment
    income .....................        351,570          3,838,405          466,974          4,800,489
  Distributions from net
    realized gains .............      3,545,630         36,684,475        2,779,332         29,144,016
Shares repurchased .............     (3,817,822)       (42,267,060)      (6,409,575)       (66,796,029)
                                     ----------       ------------       ----------       ------------
Net increase ...................      7,673,690       $ 82,542,536        3,149,199       $ 34,739,708
                                     ==========       ============       ==========       ============

CLASS C                                SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ....................        465,412       $  5,129,443          412,134       $  4,373,703
Issued upon reinvestment of:
  Dividends from net investment
    income .....................         20,654            226,439           23,639            244,153
  Distributions from net
    realized gains .............        221,602          2,295,214          157,152          1,655,108
Shares repurchased .............       (334,060)        (3,714,768)        (673,754)        (7,003,491)
                                     ----------       ------------       ----------       ------------
Net increase (decrease) ........        373,608       $  3,936,328          (80,829)      $   (730,527)
                                     ==========       ============       ==========       ============

CLASS S                                SHARES            AMOUNT            SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ....................        644,321       $  7,206,721          485,399       $  5,189,422
Issued upon reinvestment of:
  Dividends from net investment
    income .....................         48,246            534,170           40,956            425,454
  Distributions from net
    realized gains .............        274,906          2,856,650          152,390          1,624,883
Shares repurchased .............       (714,208)        (7,956,549)      (1,520,824)       (15,984,691)
                                     ----------       ------------       ----------       ------------
Net increase (decrease) ........        253,265       $  2,640,992         (842,079)      $ (8,744,932)
                                     ==========       ============       ==========       ============
------------------------------------------------------------------------------------------------------
(a) January 1, 1999 (commencement of share class) to March 31, 1999.

STATE STREET RESEARCH MANAGED ASSETS

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                 CLASS A
                                           ----------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                           ----------------------------------------------------------------------------------
                                             1995              1996(a)           1997(a)           1998(a)           1999(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)        8.94                8.76             10.29             10.40             11.60
                                           -------             -------           -------           -------           -------
  Net investment income ($)*                  0.27                0.23              0.21              0.22              0.25
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)       (0.14)               1.72              1.05              2.61             (0.35)
                                           -------             -------           -------           -------           -------
TOTAL FROM INVESTMENT OPERATIONS ($)          0.13                1.95              1.26              2.83             (0.10)
                                           -------             -------           -------           -------           -------
  Dividends from net investment
    income ($)                               (0.17)              (0.26)            (0.28)            (0.23)            (0.22)
  Distributions from net realized
    gains ($)                                (0.14)              (0.16)            (0.87)            (1.40)            (0.87)
  Distribution in excess of net
    realized gains ($)                        --                  --                --                --               (0.01)
                                           -------             -------           -------           -------           -------
TOTAL DISTRIBUTIONS ($)                      (0.31)              (0.42)            (1.15)            (1.63)            (1.10)
                                           -------             -------           -------           -------           -------
NET ASSET VALUE, END OF YEAR ($)              8.76               10.29             10.40             11.60             10.40
                                           =======             =======           =======           =======           =======
Total return(b) (%)                           1.52               22.55             12.49             29.62             (0.66)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)    181,358             207,713           244,348           330,421           309,752
Ratio of operating expenses to
  average net assets (%)*                     1.25                1.25              1.25              1.28              1.28
Ratio of net investment income to
  average net assets (%)*                     3.11                2.34              2.02              1.96              2.32
Portfolio turnover rate (%)                  89.58              109.20            108.41            133.30            136.37
*Reflects voluntary reduction of
 expenses per share of these amounts ($)      0.03                0.02              0.01              0.00              --

                                                                                                                   CLASS B(1)
                                                                                                                   ---------
                                                                                                                   1999(a)(e)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ($)                                                                               10.35
                                                                                                                     -------
  Net investment income ($)                                                                                             0.04
  Net realized and unrealized gain on investments, foreign currency and forward contracts ($)                           0.01
                                                                                                                     -------
TOTAL FROM INVESTMENT OPERATIONS ($)                                                                                    0.05
                                                                                                                     -------
  Dividend from net investment income ($)                                                                              (0.04)
                                                                                                                     -------
TOTAL DISTRIBUTIONS ($)                                                                                                (0.04)
                                                                                                                     -------
NET ASSET VALUE, END OF PERIOD ($)                                                                                     10.36
                                                                                                                     =======
Total return(b) (%)                                                                                                     0.51(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period ($ thousands)                                                                             10,289
Ratio of operating expenses to average net assets (%)                                                                   2.08(d)
Ratio of net investment income to average net assets (%)                                                                1.89(d)
Portfolio turnover rate (%)                                                                                           136.37
----------------------------------------------------------------------------------------------------------------------------
  (a)  Per-share figures have been calculated using the average shares method.
  (b)  Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.
  (c)  Not annualized.
  (d)  Annualized.
  (e)  January 1, 1999 (commencement of share class) to March 31, 1999.

STATE STREET RESEARCH MANAGED ASSETS

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
----------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS B
                                       --------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                       --------------------------------------------------------------------------------------
                                                 1995             1996(a)           1997(a)           1998(a)         1999(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)        8.92                8.74             10.25             10.37             11.55
                                           -------             -------           -------           -------           -------
  Net investment income ($)*                  0.20                0.15              0.13              0.13              0.17
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)       (0.13)               1.71              1.06              2.59             (0.34)
                                           -------             -------           -------           -------           -------
TOTAL FROM INVESTMENT OPERATIONS ($)          0.07                1.86              1.19              2.72             (0.17)
                                           -------             -------           -------           -------           -------
  Dividends from net investment
    income ($)                               (0.11)              (0.19)            (0.20)            (0.14)            (0.14)
  Distributions from net realized
    gains ($)                                (0.14)              (0.16)            (0.87)            (1.40)            (0.87)
  Distribution in excess of net
    realized gains ($)                        --                  --                --                --               (0.01)
                                           -------             -------           -------           -------           -------
TOTAL DISTRIBUTIONS ($)                      (0.25)              (0.35)            (1.07)            (1.54)            (1.02)
                                           -------             -------           -------           -------           -------
NET ASSET VALUE, END OF YEAR ($)              8.74               10.25             10.37             11.55             10.36
                                           =======             =======           =======           =======           =======
Total return(b) (%)                           0.82               21.48             11.76             28.53             (1.31)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)    152,251             193,272           251,518           368,975           363,517
Ratio of operating expenses to
  average net assets (%)*                     2.00                2.00              2.00              2.03              2.03
Ratio of net investment income to
  average net assets (%)*                     2.38                1.59              1.27              1.21              1.57
Portfolio turnover rate (%)                  89.58              109.20            108.41            133.30            136.37
*Reflects voluntary reduction of
 expenses per share of these amounts ($)      0.03                0.02              0.01              0.00              --

                                                                                 CLASS C
                                       -------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                       -------------------------------------------------------------------------------------
                                             1995               1996(a)           1997(a)           1998(a)          1999(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)        8.93                8.75             10.27             10.38             11.57
                                           -------             -------           -------           -------           -------
  Net investment income ($)*                  0.20                0.15              0.13              0.13              0.17
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)       (0.13)               1.72              1.05              2.60             (0.34)
                                           -------             -------           -------           -------           -------
TOTAL FROM INVESTMENT OPERATIONS ($)          0.07                1.87              1.18              2.73             (0.17)
                                           -------             -------           -------           -------           -------
  Dividends from net investment
    income ($)                               (0.11)              (0.19)            (0.20)            (0.14)            (0.14)
  Distributions from net realized
    gains ($)                                (0.14)              (0.16)            (0.87)            (1.40)            (0.87)
  Distribution in excess of net
    realized gains ($)                        --                  --                --                --               (0.01)
                                           -------             -------           -------           -------           -------
TOTAL DISTRIBUTIONS ($)                      (0.25)              (0.35)            (1.07)            (1.54)            (1.02)
                                           -------             -------           -------           -------           -------
NET ASSET VALUE, END OF YEAR ($)              8.75               10.27             10.38             11.57             10.38
                                           =======             =======           =======           =======           =======
Total return(b) (%)                           0.82               21.54             11.64             28.59             (1.33)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)     12,772              13,061            17,485            23,807            20,519
Ratio of operating expenses to
  average net assets (%)*                     2.00                2.00              2.00              2.03              2.03
Ratio of net investment income to
  average net assets (%)*                     2.39                1.60              1.26              1.21              1.56
Portfolio turnover rate (%)                  89.58              109.20            108.41            133.30            136.37
*Reflects voluntary reduction of
 expenses per share of these amounts ($)      0.03                0.02              0.01              0.00              --
----------------------------------------------------------------------------------------------------------------------------------
  (a)  Per-share figures have been calculated using the average shares method.
  (b)  Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

STATE STREET RESEARCH MANAGED ASSETS

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS S
                                       -------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                       -------------------------------------------------------------------------------------
                                             1995               1996(a)          1997(a)           1998(a)           1999(a)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)        8.95                8.77             10.29             10.40             11.60
                                           -------             -------           -------           -------           -------
  Net investment income ($)*                  0.29                0.25              0.24              0.25              0.27
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)       (0.14)               1.71              1.05              2.60             (0.34)
                                           -------             -------           -------           -------           -------
TOTAL FROM INVESTMENT OPERATIONS ($)          0.15                1.96              1.29              2.85             (0.07)
                                           -------             -------           -------           -------           -------
  Dividends from net investment
    income ($)                               (0.19)              (0.28)            (0.31)            (0.25)            (0.25)
  Distributions from net realized
    gains ($)                                (0.14)              (0.16)            (0.87)            (1.40)            (0.87)
  Distribution in excess of net
    realized gains ($)                        --                  --                --                --               (0.01)
                                           -------             -------           -------           -------           -------
TOTAL DISTRIBUTIONS ($)                      (0.33)              (0.44)            (1.18)            (1.65)            (1.13)
                                           -------             -------           -------           -------           -------
NET ASSET VALUE, END OF YEAR ($)              8.77               10.29             10.40             11.60             10.40
                                           =======             =======           =======           =======           =======
Total return(b) (%)                           1.77               22.70             12.77             29.93             (0.41)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)     25,803              19,548            21,263            26,648            15,149
Ratio of operating expenses to
  average net assets (%)*                     1.00                1.00              1.00              1.03              1.03
Ratio of net investment income to
  average net assets (%)*                     3.37                2.59              2.26              2.21              2.53
Portfolio turnover rate (%)                  89.58              109.20            108.41            133.30            136.37
*Reflects voluntary reduction of
 expenses per share of these amounts ($)      0.03                0.02              0.01              0.00              --
----------------------------------------------------------------------------------------------------------------------------
  (a)  Per-share figures have been calculated using the average shares method.
  (b)  Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily reduced a portion of the Fund's expenses.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND
THE SHAREHOLDERS OF STATE STREET RESEARCH MANAGED ASSETS

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Managed Assets (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 7, 1999

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Managed Assets delivered disappointing performance for the year ended March 31, 1999. The total return for the Fund's Class A shares was -0.66% (does not reflect sales charge). The Fund underperformed the Lipper average of the 214 flexible portfolio funds, which rose 6.08%. The Fund also underperformed the Lehman Brothers Aggregate Bond Index, which returned 6.49% and the S&P 500 which returned 18.49% for 12 months.

At the end of the period, approximately 61% of the Fund's assets were invested in stocks and 35% in fixed-income securities. Large-company growth stocks and mid-cap value stocks accounted for about two-thirds of the Fund's stock market investments. Small-cap growth, international equity and energy stocks rounded out the equity portfolio. Large-company stocks were the largest contributors to performance. However, their gains were more than offset by losses in mid-cap value, small-cap growth, and energy stocks.

The bond portion of the portfolio emphasized high-grade bonds, which turned in a good performance. However, international bonds were the strongest performers in the fixed-income portfolio. High-yield bonds underperformed throughout most of the period, the result of a general flight to quality by investors.

March 31, 1999

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance reflects maximum 5.75% Class A share front-end, or 5% Class B(1) share or Class B share or 1% Class C share contingent deferred sales charges where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. Indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

                  COMPARISON OF CHANGE IN VALUE OF A $10,000
                INVESTMENT IN MANAGED ASSETS, THE S&P 500 AND
                THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

CLASS A SHARES

--------------------------------------------------------
              Average Annual Total Return
--------------------------------------------------------
   1 Year               5 Years              10 Years
--------------------------------------------------------
   -6.37%               11.18%                11.11%
--------------------------------------------------------

        Managed Assets  LB Gov't/Corp Index     S&P 500
--------------------------------------------------------
3/89         $ 9,430          $10,000          $10,000
3/90          10,440           11,170           11,920
3/91          10,860           12,560           13,640
3/92          12,310           13,990           15,140
3/93          14,340           16,000           17,440
3/94          15,920           16,440           17,700
3/95          16,160           17,190           20,450
3/96          19,800           19,070           27,000
3/97          22,270           19,920           32,360
3/98          28,870           22,390           47,860
3/99          28,681           23,854           56,725

CLASS B(1) SHARES

--------------------------------------------------------
              Average Annual Total Return
--------------------------------------------------------
   1 Year               5 Years              10 Years
--------------------------------------------------------
   -5.74%               11.42%                11.29%
--------------------------------------------------------

        Managed Assets  LB Gov't/Corp Index     S&P 500
--------------------------------------------------------
3/89         $10,000          $10,000          $10,000
3/90          11,080           11,170           11,920
3/91          11,530           12,560           13,640
3/92          13,060           13,990           15,140
3/93          15,220           16,000           17,440
3/94          16,780           16,440           17,700
3/95          16,920           17,190           20,450
3/96          20,550           19,070           27,000
3/97          22,970           19,920           32,360
3/98          29,520           22,390           47,860
3/99          29,146           23,854           56,725

CLASS B SHARES

--------------------------------------------------------
              Average Annual Total Return
--------------------------------------------------------
   1 Year               5 Years              10 Years
--------------------------------------------------------
   -5.79%               11.41%                11.28%
--------------------------------------------------------

        Managed Assets  LB Gov't/Corp Index     S&P 500
--------------------------------------------------------
3/89         $10,000          $10,000          $10,000
3/90          11,070           11,170           11,920
3/91          11,530           12,560           13,640
3/92          13,060           13,990           15,140
3/93          15,220           15,990           17,440
3/94          16,780           16,440           17,700
3/95          16,920           17,190           20,450
3/96          20,550           19,070           27,000
3/97          22,970           19,920           32,360
3/98          29,520           22,390           47,860
3/99          29,130           23,854           56,754

CLASS C SHARES

--------------------------------------------------------
              Average Annual Total Return
--------------------------------------------------------
   1 Year               5 Years              10 Years
--------------------------------------------------------
   -2.23%               11.66%                11.29%
--------------------------------------------------------

        Managed Assets  LB Gov't/Corp Index     S&P 500
--------------------------------------------------------
3/89         $10,000          $10,000          $10,000
3/90          11,070           11,170           11,920
3/91          11,530           12,560           13,640
3/92          13,060           13,990           15,140
3/93          15,220           16,000           17,440
3/94          16,790           16,440           17,700
3/95          16,930           17,190           20,450
3/96          20,570           19,070           27,000
3/97          22,970           19,920           32,360
3/98          29,530           22,390           47,860
3/99          29,140           23,854           56,725

CLASS S SHARES


--------------------------------------------------------
              Average Annual Total Return
--------------------------------------------------------
   1 Year               5 Years              10 Years
--------------------------------------------------------
   -0.41%               12.75%                11.93%
--------------------------------------------------------

        Managed Assets  LB Gov't/Corp Index     S&P 500
--------------------------------------------------------
3/89         $10,000          $10,000          $10,000
3/90          11,080           11,170           11,900
3/91          11,530           12,560           13,640
3/92          13,060           13,990           15,140
3/93          15,220           16,000           17,440
3/94          16,940           16,440           17,700
3/95          17,240           17,190           20,450
3/96          21,150           19,070           27,000
3/97          23,850           19,920           32,360
3/98          30,990           22,390           47,860
3/99          30,863           23,854           56,725

STATE STREET RESEARCH MANAGED ASSETS

------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH INCOME TRUST
------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RALPH F. VERNI                         RALPH F. VERNI
MANAGED ASSETS                             Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and                          President, Chief Executive
Boston, MA 02111                           Chief Executive Officer                Officer and Director,
                                                                                  State Street Research &
INVESTMENT ADVISER                         PETER C. BENNETT                       Management Company
State Street Research &                    Vice President
Management Company                                                                BRUCE R. BOND
One Financial Center                       BARTLETT R. GEER                       Chairman of the Board,
Boston, MA 02111                           Vice President                         Chief Executive Officer and
                                                                                  President, PictureTel Corporation
DISTRIBUTOR                                JOHN H. KALLIS
State Street Research                      Vice President                         STEVE A. GARBAN
Investment Services, Inc.                                                         Former Senior Vice President
One Financial Center                       THOMAS A. SHIVELY                      for Finance and Operations and
Boston, MA 02111                           Vice President                         Treasurer, The Pennsylvania
                                                                                  State University
SHAREHOLDER SERVICES                       JAMES M. WEISS
State Street Research                      Vice President                         MALCOLM T. HOPKINS
Service Center                                                                    Former Vice Chairman of the
P.O. Box 8408                              GERARD P. MAUS                         Board and Chief Financial
Boston, MA 02266-8408                      Treasurer                              Officer, St. Regis Corp.
1-800-562-0032
                                           JOSEPH W. CANAVAN                      DEAN O. MORTON
CUSTODIAN                                  Assistant Treasurer                    Former Executive Vice President,
State Street Bank and                                                             Chief Operating Officer and
Trust Company                              DOUGLAS A. ROMICH                      Director, Hewlett-Packard Company
225 Franklin Street                        Assistant Treasurer
Boston, MA 02110                                                                  SUSAN M. PHILLIPS
                                           FRANCIS J. MCNAMARA, III               Dean, School of Business and
LEGAL COUNSEL                              Secretary and General Counsel          Public Management, George
Goodwin, Procter & Hoar LLP                                                       Washington University; former
Exchange Place                             DARMAN A. WING                         Member of the Board of Governors
Boston, MA 02109                           Assistant Secretary and                of the Federal Reserve System and
                                           Assistant General Counsel              Chairman and Commissioner of
INDEPENDENT ACCOUNTANTS                                                           the Commodity Futures Trading
PricewaterhouseCoopers LLP                 AMY L. SIMMONS                         Commission
160 Federal Street                         Assistant Secretary
Boston, MA 02110                                                                  TOBY ROSENBLATT
                                                                                  President,
                                                                                  The Glen Ellen Company
                                                                                  Vice President,
                                                                                  Founders Investments Ltd.

                                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

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STATE STREET RESEARCH MANAGED ASSETS
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[Logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Managed Assets prospectus. The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing.

When used after June 30, 1999, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 4929-980520(0699)SSR-LD

                                                                    MA-643F-0599